EXHIBIT 10 (vi)

                      THIRD AMENDED AND RESTATED AGREEMENT
                             OF LIMITED PARTNERSHIP




                                       OF





                          UNITED DOMINION REALTY, L.P.

                          Dated as of December 7, 1998

                                TABLE OF CONTENTS

                                    ARTICLE I
                                  DEFINED TERMS

   1.01.  Defined Terms........................................................................................................2

                                   ARTICLE II
                  PARTNERSHIP CONTINUATION AND IDENTIFICATION

   2.01.  Defined Terms........................................................................................................9
   2.02.  Name, Office and Registered Agent....................................................................................9
   2.03.  Partners.............................................................................................................9
   2.04.  Term and Dissolution.................................................................................................9
   2.05.  Filing of Certificate and Perfection of Limited Partnership.........................................................10
   2.06.  Certificates Describing Partnership Units...........................................................................10

                                  ARTICLE III
                           BUSINESS OF THE PARTNERSHIP

   3.01.  Business of the Partnership.........................................................................................11

                                   ARTICLE IV
                     CAPITAL CONTRIBUTIONS AND ACCOUNTS

   4.01.  Capital Contributions...............................................................................................11
   4.02.  Additional Capital Contributions and Issuances of Additional
                 Partnership Interests........................................................................................11
   4.03.  Loans to the Partnership............................................................................................13
   4.04.  Capital Accounts....................................................................................................13
   4.05.  Percentage Interests................................................................................................13
   4.06.  No Interest on Contributions........................................................................................14
   4.07.  Return of Capital Contributions.....................................................................................14
   4.08.  No Third Party Beneficiary..........................................................................................14


                                  ARTICLE V
                      PROFITS AND LOSSES; DISTRIBUTIONS

   5.01.  Allocation of Profit and Loss.......................................................................................15
   5.02.  Distribution of Cash................................................................................................17
   5.03.  REIT Distribution Requirements......................................................................................18
   5.04.  No Right to Distributions in Kind...................................................................................19
   5.05.  Limitations on Return of Capital Contributions......................................................................19
   5.06.  Distributions Upon Liquidation......................................................................................19
   5.07.  Substantial Economic Effect.........................................................................................19


                                ARTICLE VI
                          RIGHTS, OBLIGATIONS AND
                       POWERS OF THE GENERAL PARTNER

   6.01.  Management of the Partnership.......................................................................................20
   6.02.  Delegation of Authority.............................................................................................23
   6.03.  Indemnification and Exculpation of Indemnitees......................................................................23
   6.04.  Liability of the General Partner....................................................................................24
   6.05.  Partnership Expenses................................................................................................25
   6.06.  Outside Activities..................................................................................................25
   6.07.  Employment or Retention of Affiliates...............................................................................26
   6.08.  Title to Partnership Assets.........................................................................................26

                               ARTICLE VII
                 CHANGES IN GENERAL PARTNER AND THE COMPANY

   7.01.  Transfer of a General Partner's Partnership Interest; Transactions Involving the Company............................26
   7.02.  Admission of a Substitute or Additional General Partner.............................................................28
   7.03.  Effect of Bankruptcy, Withdrawal, Death or Dissolution  of a General Partner........................................29
   7.04.  Removal of a General Partner........................................................................................30

                              ARTICLE VIII
                         RIGHTS AND OBLIGATIONS
                         OF THE LIMITED PARTNERS

   8.01.  Management of the Partnership.......................................................................................31
   8.02.  Power of Attorney...................................................................................................31
   8.03.  Limitation on Liability of Limited Partners.........................................................................31
   8.04.  Ownership by Limited Partner of Corporate General Partner or Affiliate..............................................31
   8.05.  Redemption Right....................................................................................................32
   8.06.  NYSE Listing and Securities Act Registration of REIT Shares.........................................................35


                                 ARTICLE IX
                   TRANSFERS OF LIMITED PARTNERSHIP INTERESTS

   9.01.  Purchase for Investment.............................................................................................35
   9.02.  Restrictions on Transfer of Limited Partnership Interests...........................................................35
   9.03.  Admission of Substitute Limited Partner.............................................................................36
   9.04.  Rights of Assignees of Partnership Interests........................................................................38
   9.05.  Effect of Bankruptcy, Death, Incompetence or Termination of a Limited Partner.......................................38
   9.06.  Joint Ownership of Interests........................................................................................38


                               ARTICLE X
                BOOKS AND RECORDS; ACCOUNTING; TAX MATTERS

   10.01.  Books and Records..................................................................................................39
   10.02.  Custody of Partnership Funds; Bank Accounts........................................................................39
   10.03.  Fiscal and Taxable Year............................................................................................40
   10.04.  Annual Tax Information and Report..................................................................................40
   10.05.  Tax Matters Partner; Tax Elections; Special Basis Adjustments......................................................40
   10.06.  Reports to Limited Partners........................................................................................40

                              ARTICLE XI
                   AMENDMENT OF AGREEMENT; MERGER; NOTICE

   11.01.  Amendment of Agreement; Merger.....................................................................................41
   11.02.  Notice to Limited Partners.........................................................................................42

                              ARTICLE XII
                          GENERAL PROVISIONS
   12.01.  Notices............................................................................................................42
   12.02.  Survival of Rights.................................................................................................42
   12.03.  Additional Documents...............................................................................................42
   12.04.  Severability.......................................................................................................42
   12.05.  Entire Agreement...................................................................................................42
   12.06.  Rules of Construction..............................................................................................42
   12.07.  Headings...........................................................................................................43
   12.08.  Counterparts.......................................................................................................43
   12.09.  Governing Law......................................................................................................43

EXHIBITS

EXHIBIT A - Partners, Capital Contributions and Percentage Interests

EXHIBIT B - Notice of Exercise of Redemption Right

                      THIRD AMENDED AND RESTATED AGREEMENT
                             OF LIMITED PARTNERSHIP

                                       OF

                          UNITED DOMINION REALTY, L.P.

                          Dated as of December 7, 1998

                                    RECITALS

            United Dominion Realty, L.P. (the "Partnership") was formed as a limited partnership under the laws of the Commonwealth of Virginia by a Certificate of Limited Partnership filed with the Clerk of the State Corporation Commission of Virginia on October 23, 1995 and commenced operations on November 4, 1995. The Second Amended and Restated Agreement of Limited Partnership of the Partnership was entered into as of August 30, 1997 (the "Second Restatement"). This Third Amended and Restated Agreement of Limited Partnership is entered into this 7th day of December, 1998 by and among United Dominion Realty Trust, Inc. (the "Company") as the general partner (in such capacity, the "General Partner") and the Limited Partners set forth on Exhibit A hereto, for the purpose of amending and restating the Second Restatement.

                                    AGREEMENT

            NOW,  THEREFORE,  in  consideration  of  the  foregoing,  of  mutual covenants between the parties hereto, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree to amend the Second Restatement to read in its entirety as follows:

                                    ARTICLE I
                                  DEFINED TERMS

            1.01.00  Defined Terms.

            The following defined terms used in this Agreement shall have the meanings specified below:

            "Act" means the Virginia Revised Uniform Limited Partnership Act, as it may be amended from time to time.

            "Additional Funds" is defined in Section 4.03.

            "Additional Limited Partner" means a Person admitted to this Partnership as a Limited Partner pursuant to Section 4.02.

            "Affiliate" means, (i) any Person that, directly or indirectly, controls or is controlled by or is under common control with such Person, (ii) any other Person that owns, beneficially, directly or indirectly, 10% or more of the outstanding capital stock, shares or equity interests of such Person, or
(iii) any officer, director, employee, partner or trustee of such Person or any Person controlling, controlled by or under common control with such Person (excluding trustees and persons serving in similar capacities who are not otherwise an Affiliate of such Person). For the purposes of this definition, "control" (including the correlative meanings of the terms "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, through the ownership of voting securities or partnership interests or otherwise.

            "Agreed Value" means the fair market value of a Partner's non-cash Capital Contribution as of the date of contribution as agreed to by the such Partner and the General Partner. The name and address of each Partner, number of Partnership Units issued to such Partner, and the Agreed Value of such Partner's non-cash Capital Contributions as of the date of contribution thereof is set forth on Exhibit A.

            "Agreement" means this Third Amended and Restated Agreement of Limited Partnership, as amended from time to time.

            "Available Cash" means, for any period, the excess, if any, of (i) the cash receipts of the Partnership (other than from the sale, exchange or other disposition of the assets of the Partnership), including amounts withdrawn from reserves, over (ii) the disbursements of cash by the Partnership (other than distributions to Partners and amounts paid with the receipts from the sale, exchange or other disposition of the assets of the Partnership), including amounts deposited in reserves. Available Cash for any period shall be determined by the General Partner in its reasonable discretion.

            "Capital Account" is defined in Section 4.04.

            "Capital Contribution" means the total amount of capital contributed to the Partnership by each Partner. Any reference to the Capital Contribution of a Partner shall include the Capital Contribution made by a predecessor holder of the Partnership Interest of such Partner. The paid-in Capital Contribution shall mean the cash amount or the Agreed Value of other assets actually contributed by each Partner to the capital of the Partnership.

            "Capital Transaction" means the refinancing, sale, exchange, condemnation, recovery of a damage award or insurance proceeds (other than business or rental interruption insurance proceeds not reinvested in the repair or reconstruction of Properties), or other disposition of any Property (or the Partnership's interest therein).

            "Cash Amount" means an amount of cash per Partnership Unit equal to the Value of the REIT Shares Amount on the date of receipt by the General Partner of a Notice of Redemption.

            "Certificate" means any instrument or document that is required under the laws of the Commonwealth of Virginia, or any other jurisdiction in which the Partnership conducts business, to be signed and sworn to by the Partners of the Partnership (either by themselves or pursuant to the power-of-attorney granted to the General Partner in Section 8.02) and filed for recording in the appropriate public offices within the Commonwealth of Virginia or such other jurisdiction to perfect or maintain the Partnership as a limited partnership, to effect the admission, withdrawal, or substitution of any Partner of the Partnership, or to protect the limited liability of the Limited Partners as limited partners under the laws of the Commonwealth of Virginia or such other jurisdiction.

            "Charter" means the Articles of Incorporation of the Company, as amended from time to time.

            "Code" means the Internal Revenue Code of 1986, as amended, and as hereafter amended from time to time. Reference to any particular provision of the Code shall mean that provision in the Code at the date hereof and any successor provision of the Code.

            "Commission" means the Securities and Exchange Commission.

            "Company" means United Dominion Realty Trust, Inc., a Virginia corporation.

            "Conversion Factor" means 1.0, as adjusted pursuant to Section 8.05(f).

            "Dividend Equivalent" as to any Partner means the amount of distributions such Partner would have received for the quarter (or other distribution period) from REIT Shares if such Partner owned the number of REIT Shares equal to the product to such Partner's Partnership Units and the Conversion Factor for the Partnership Record Date pertaining to such quarter (or other distribution period).

            "Event of Bankruptcy" as to any Person means the filing of a petition for relief as to such Person as debtor or bankrupt under the Bankruptcy Code of 1978 or similar provision of law of any jurisdiction (except if such petition is contested by such Person and has been dismissed within 90 days); insolvency or bankruptcy of such Person as finally determined by a court proceeding; filing by such Person of a petition or application to accomplish the same or for the appointment of a receiver or a trustee for such Person or a substantial part of his assets; commencement of any proceedings relating to such Person as a debtor under any other reorganization, arrangement, insolvency, adjustment of debt or liquidation law of any jurisdiction, whether now in existence or hereinafter in effect, either by such Person or by another, provided that if such proceeding is commenced by another, such Person indicates his approval of such proceeding, consents thereto or acquiesces therein, or such proceeding is contested by such Person and has not been finally dismissed within 90 days.

            "General Partner" means the Company and any Person who becomes a substitute or additional General Partner as provided herein, and any of their successors as General Partner. At any time at which the Partnership has two or more General Partners, all such General Partners shall designate one of such General Partners as managing General Partner and may from time to time designate a successor managing General Partner and, unless the context otherwise requires, references to the General Partner shall mean the General Partner at the time so designated as managing General Partner.

            "General Partnership Interest" means a Partnership Interest held by the General Partner that is a general partnership interest.

            "Indemnitee" means (i) any Person made a party to a proceeding by reason of such Person's status as the General Partner or a director, officer or employee of the Partnership or the General Partner, and (ii) such other Persons (including Affiliates of the General Partner or the Partnership) as the General Partner may designate from time to time, in its sole and absolute discretion.

            "Investment Agreement" means the contribution, investment, subscription or other agreement or agreements pursuant to which a Limited Partner contributes property or cash to the Partnership in exchange for a Partnership Interest.

            "Limited Partner" means any Person named as a Limited Partner on Exhibit A attached hereto, and any Person who becomes a Substitute or Additional Limited Partner, in such Person's capacity as a Limited Partner in the Partnership.

            "Limited Partnership Interest" means the ownership interest of a Limited Partner in the Partnership at any particular time, including the right of such Limited Partner to any and all benefits to which such Limited Partner may be entitled as provided in this Agreement and in the Act, together with the obligations of such Limited Partner to comply with all the provisions of this Agreement and of such Act.

            "Loss" is defined in Section 5.01(f).

            "Minimum Limited Partnership Interest" means the lesser of (i) 1% or
(ii) if the total Capital Contributions to the Partnership exceeds $50 million, 1% divided by the ratio of the total Capital Contributions to the Partnership to $50 million; provided, however, that the Minimum Limited Partnership Interest shall not be less than 0.2% at any time.

            "Notice of Redemption" means the Notice of Exercise of Redemption Right substantially in the form attached as Exhibit B hereto.

            "NYSE" means the New York Stock Exchange and includes any other national securities exchange on which the REIT Shares are listed at the determination date.

            "Offer" is defined in Section 7.01(c).

            "Original Limited Partner" means UDRT of North Carolina, L.L.C., a North Carolina limited liability company.

            "Outside Partner" means any Partner other than a UDR Partner.

            "Partner" means any General Partner or Limited Partner.

            "Partner Nonrecourse Debt Minimum Gain" has the meaning set forth in Regulations Section 1.704-2(i). A Partner's share of Partner Nonrecourse Debt Minimum Gain shall be determined in accordance with Regulations Section 1.704-2(i)(5).

            "Partnership Interest" means an ownership interest in the Partnership held by either a Limited Partner or the General Partner and includes any and all benefits to which the holder of such a Partnership Interest may be entitled as provided in this Agreement, together with all obligations of such Person to comply with the terms and provisions of this Agreement.

            "Partnership  Minimum Gain" has the meaning set forth in Regulations
Section 1.704-2(d). In accordance with Regulations Section 1.704-2(d), the amount of Partnership Minimum Gain is determined by first computing, for each Partnership nonrecourse liability, any gain the Partnership would realize if it disposed of the property subject to that liability for no consideration other than full satisfaction of the liability, and then aggregating the separately computed gains. A Partner's share of Partnership Minimum Gain shall be determined in accordance with Regulations Section 1.704-2(g)(1).

            "Partnership Record Date" means the record date established by the General Partner for the distribution of cash pursuant to Section 5.02, which record date shall be the same as the record date established by the General Partner for a distribution to the holders of the REIT Shares.

            "Partnership Unit" means a fractional, undivided share of the Partnership Interests of all Partners issued hereunder. The allocation of Partnership Units among the Partners shall be as set forth on Exhibit A, as may be amended from time to time.

            "Percentage Interest" means at any time the percentage ownership interest in the Partnership of each Partner, as determined by dividing the Partnership Units owned by such Partner by the total number of Partnership Units outstanding at such time. The Percentage Interest of each Partner shall be as set forth on Exhibit A, as may be amended from time to time.

            "Percentage Interest Adjustment Date" means the effective date of an adjustment of the Partners' Percentage Interests pursuant to Section 4.05.

            "Person" means any individual, partnership, corporation, joint venture, trust or other entity.

            "Profit" is defined in Section 5.01(f).

            "Property" means any apartment property or other investment in which the Partnership holds an ownership interest.

            "Redeeming Partner" is defined in Section 8.05(a).

            "Redemption Amount" means either the Cash Amount or the REIT Shares Amount, as selected by the General Partner in its sole and absolute discretion pursuant to Section 8.05(b).

            "Redemption Right" is defined in Section 8.05(a).

            "Regulations" means the Federal Income Tax Regulations issued under the Code, as amended and as hereafter amended from time to time. Reference to any particular provision of the Regulations shall mean that provision of the Regulations on the date hereof and any successor provision of the Regulations.

            "REIT" means a real estate investment trust under Sections 856 through 860 of the Code.

            "REIT Expenses" means (i) costs and expenses relating to the continuity of existence of the Company and its Subsidiaries (all such entities shall, for purposes of this section, be included within the definition of Company), including, without limitation, taxes, fees and assessments associated therewith and any costs, expenses or fees payable to any director, officer or employee of the Company (including, without limitation, any costs of indemnification), (ii) costs and expenses relating to any offer or registration of REIT Shares or other securities by the Company and all statements, reports, fees and expenses incidental thereto, including, without limitation, underwriting discounts and selling commissions applicable to any such offer of securities and any costs and expenses associated with any claims made by any holders of such securities or any underwriters or placement agents thereof,
(iii) costs and expenses incurred in connection with the repurchase of any securities by the Company, (iv) costs and expenses associated with the preparation and filing of any periodic or other reports and communications by the Company under federal, state or local laws or regulations, including filings with the Commission, (v) costs and expenses associated with compliance by the Company with laws, rules and regulations promulgated by any regulatory body, including the Commission and any securities exchange, (vi) costs and expenses associated with any 401(k) plan, incentive plan, bonus plan or other plan providing for compensation for the employees of the Company, (vii) costs and expenses incurred by the Company relating to any issuance or redemption of Partnership Interests, and (viii) all other operating or administrative costs incurred by the Company in connection with the ordinary course of the Company's or the Partnership's business (including the business of any Subsidiary thereof).

            "REIT Share" means a share of common stock of the Company, $1 par value per share, or a share of the common stock of any Successor Entity.

            "REIT Shares Amount" shall mean a whole number of REIT Shares equal to the product of the number of Partnership Units offered for redemption by a Redeeming Partner, multiplied by the Conversion Factor as adjusted to and including the Specified Redemption Date plus cash in lieu of any fractional REIT Shares based on the Value of a REIT Share as of the date of receipt by the General Partner of a Notice of Redemption; provided that in the event the Company issues to all holders of REIT Shares rights, options, warrants or convertible or exchangeable securities entitling the shareholders to subscribe for or purchase REIT Shares, or any other securities or property (collectively, the "rights"), and the rights have not expired at the Specified Redemption Date, then the REIT Shares Amount shall also include the rights issuable to a holder of the REIT Shares Amount of REIT Shares on the record date fixed for purposes of determining the holders of REIT Shares entitled to rights.

            "Securities Act" means the Securities Act of 1933, as amended.

            "Service" means the Internal Revenue Service.

            "Specified Redemption Date" means (i) with respect to Partnership Units to be redeemed for a Cash Amount, the first Business Day of the month that is at least 20 business days after the receipt by the General Partner of the Notice of Redemption, as the same may be extended pursuant to Section 8.05(d) and (ii) with respect to Partnership Units to be redeemed for a REIT Shares Amount, the fifth Business Day following the date of the General Partner's notice of its election to purchase such Partnership Units pursuant to Section 8.05(b).

            "Subsidiary" means, with respect to any Person, any corporation or other entity of which a majority of (i) the voting power of the voting equity securities (including general partners' interests) or (ii) the outstanding equity interests is owned, directly or indirectly, by such Person.

            "Subsidiary Partnership" means any partnership of which the majority of the limited or general partnership interests therein are owned, directly or indirectly, by the Partnership.

            "Substitute Limited Partner" means any Person admitted to the Partnership as a Limited Partner pursuant to Section 9.03.

            "Transaction" is defined in Section 7.01(c).

            "Transfer" is defined in Section 9.02(a).

            "UDR Partner" means the Company and any Partner that is an Affiliate of the Company.

            "Value" means, with respect to any security, the average of the daily market price of such security for the twenty (20) consecutive trading days immediately preceding the date of such valuation. The market price for each such trading day shall be: (i) if such security is listed or admitted to trading on any securities exchange or The Nasdaq National Market, the closing price, regular way, on such day or, if no sale takes place on such day, the average of the closing bid and asked prices on such day, (ii) if such security is not listed or admitted to trading on any securities exchange or The Nasdaq National Market, the last reported sale price on such day or, if no sale takes place on such day, the average of the closing bid and asked prices on such day, as reported by a recognized quotation source designated by the Company, or (iii) if such security is not listed or admitted to trading on any securities exchange or The Nasdaq National Market and no such last reported sale price or closing bid and asked prices are available, the average of the reported high bid and low asked prices on such day, as reported by a recognized quotation source designated by the General Partner, or if there shall be no bid and asked prices on such day, the average of the high bid and low asked prices, as so reported, on the most recent day (not more than twenty (20) days prior to the date in question) for which prices have been so reported; provided, that if there are no bid and asked prices reported during the twenty (20) days prior to the date in question, the value of such security shall be determined by the General Partner acting in good faith on the basis of such quotations and other information as it considers, in its reasonable judgment, appropriate. In the event that any security includes any additional rights the value of which is not included within such price, then the value of such rights shall be determined by the General Partner acting in good faith on the basis of such quotations and other information as it considers, in its reasonable judgment, appropriate, and included in determining the "Value" of such security.

                                   ARTICLE II
                   PARTNERSHIP CONTINUATION AND IDENTIFICATION

            2.01.00 Defined Terms. The Partners hereby agree to continue the Partnership pursuant to the Act and upon the terms and conditions set forth in this Agreement.

            2.02.00 Name, Office and Registered Agent. The name of the Partnership shall be United Dominion Realty, L.P. The specified office and place of business of the Partnership shall be 10 South 6th Street, Richmond, Virginia 23219-3802. The General Partner may at any time change the location of such office, provided the General Partner gives notice to the Partners of any such change. The name and address of the Partnership's registered agent is Katheryn
E. Surface, United Dominion Realty Trust, Inc., 10 South Sixth Street, Richmond Virginia 23219-3802. The sole duty of the registered agent as such is to forward to the Partnership any notice that is served on her as registered agent.

            2.03.00  Partners.

            (a) The General Partner of the Partnership is the Company. Its principal place of business shall be the same as that of the Partnership.

            (b) The Limited Partners shall be those Persons identified as Limited Partners on Exhibit A hereto, as amended from time to time.

            2.04.00  Term and Dissolution.

            (a) The term of the Partnership shall continue in full force and effect until December 31, 2051, except that the General Partner, in its sole and absolute discretion, may extend the term of the Partnership and the Partnership shall be dissolved upon the first to occur of any of the following events:

                                    (i) The occurrence of an Event of Bankruptcy
                        as to a General Partner or the dissolution, death or withdrawal of a General Partner unless the Partnership is continued pursuant to Section 2.04(c); provided, that if a General Partner is on the date of such occurrence a partnership, the dissolution of such General Partner as a result of the dissolution, death, withdrawal, removal or Event of Bankruptcy of a partner in such partnership shall not be an event of dissolution of the Partnership if the business of such General Partner is continued by the remaining partner or partners, either alone or with additional partners, and such General Partner and such partners comply with any other applicable requirements of this Agreement;

                                    (ii) The  passage  of 90 days after the sale
                        or other disposition of all or substantially all of the assets of the Partnership (provided that if the Partnership receives one or more obligations as consideration for such sale or other disposition, the Partnership shall continue, unless sooner dissolved under the provisions of this Agreement, until such time as all of such obligations are paid or satisfied in full);

                                    (iii)   The   redemption   of  all   Limited
                        Partnership Interests (other than any of such interests held by the Company or any Subsidiary thereof); or

                                    (iv) The  election  by the  General  Partner
                        that the Partnership should be dissolved.

                        (b) Upon dissolution of the Partnership (unless the Partnership is continued pursuant to Section 2.04(c)), the General Partner (or its trustee, receiver, successor or legal representative) shall amend or cancel the Certificate and liquidate the Partnership's assets and apply and distribute the proceeds thereof in accordance with Section 5.06. Notwithstanding the foregoing, the liquidating General Partner may either (i) defer liquidation of, or withhold from distribution for a reasonable time, any assets of the Partnership (including those necessary to satisfy the Partnership's debts and obligations), or (ii) distribute the assets to the Partners in kind.

                        (c) Notwithstanding Section 2.04(a)(i), upon the occurrence of an Event of Bankruptcy as to a General Partner or the dissolution, death or withdrawal of a General Partner, the Limited Partners, within 90 days after such occurrence, may elect to continue the Partnership for the balance of the term specified in Section 2.04(a) by selecting, subject to Section 7.02 and any other provisions of this Agreement, a substitute General Partner by consent of a majority in interest of the Limited Partners. If the Limited Partners elect to continue the Partnership and admit a substitute General Partner, the relationship with the Partners and of any Person who has acquired an interest of a Partner in the Partnership shall be governed by this Agreement.

            2.05.00 Filing of Certificate and Perfection of Limited Partnership.
The General Partner shall execute, acknowledge, record and file at the expense of the Partnership, the Certificate and any and all amendments thereto and all requisite fictitious name statements and notices in such places and jurisdictions as may be necessary to cause the Partnership to be treated as a limited partnership under, and otherwise to comply with, the laws of each state or other jurisdiction in which the Partnership conducts business.

            2.06.00 Certificates Describing Partnership Units. At the request of a Limited Partner, the General Partner, at its option, may issue a certificate summarizing the terms of such Limited Partner's interest in the Partnership, including the number of Partnership Units owned and the Percentage Interest represented by such Partnership Units as of the date of such certificate. Any such certificate (i) shall be in form and substance as approved by the General Partner, (ii) shall not be negotiable and (iii) shall bear the following legend:

                        This certificate is not negotiable. The Partnership Units represented by this certificate are governed by and transferable only in accordance with the provisions of the Agreement of Limited Partnership of United Dominion Realty, L.P., as amended from time to time.

                                   ARTICLE III
                           BUSINESS OF THE PARTNERSHIP

            3.01.00 Business of the Partnership. The purpose and nature of the business to be conducted by the Partnership is (i) to conduct any business that may be lawfully conducted by a limited partnership organized pursuant to the Act, provided, however, that such business shall be limited to and conducted in such a manner as to permit the Company at all times to qualify as a REIT, unless the Company otherwise ceases to qualify as a REIT, (ii) to enter into any partnership, joint venture or other similar arrangement to engage in any of the foregoing or the ownership of interests in any entity engaged in any of the foregoing and (iii) to do anything necessary or incidental to the foregoing. In connection with the foregoing, and without limiting the Company's right in its sole and absolute discretion to cease qualifying as a REIT, the Partners acknowledge that the Company's current status as a REIT and the avoidance of income and excise taxes on the Company inures to the benefit of all the Partners and not solely to the Company. Notwithstanding the foregoing, the Limited Partners acknowledge that the Company may terminate its status as a REIT under the Code at any time to the full extent permitted by the Charter. Subject to
Article XI hereof, the General Partner shall also be empowered (but shall not be required) to do any and all acts and things necessary or prudent to ensure that the Partnership will not be classified as a "publicly traded partnership" for purposes of Section 7704 of the Code.

                                   ARTICLE IV
                       CAPITAL CONTRIBUTIONS AND ACCOUNTS

            4.01.00 Capital Contributions. The General Partner and the Limited Partners have contributed to the capital of the Partnership cash or property in an amount or having an Agreed Value set forth opposite their names on Exhibit A, as amended from time to time.

            4.02.00 Additional Capital Contributions and Issuances of Additional Partnership Interests. Except as provided in this Section 4.02 or in Section 4.03, the Partners shall have no right or obligation to make any additional Capital Contributions or loans to the Partnership. The Partners, with the consent of the General Partner, which consent may be withheld in its sole and absolute discretion, may contribute additional capital to the Partnership, from time to time, and receive additional Partnership Interests in respect thereof, in the manner contemplated in this Section 4.02.

                        (a) Issuances of Additional Partnership Interests. The General Partner is hereby authorized to cause the Partnership to issue such additional Partnership Interests in the form of Partnership Units for any Partnership purpose at any time or from time to time, to the Partners (including the General Partner) or to other Persons for such consideration and on such terms and conditions as shall be established by the General Partner in its sole and absolute discretion, all without the approval of any Limited Partners. Any additional Partnership Interests issued thereby may be issued in one or more classes, or one or more series of any of such classes, with such designations, preferences and relative, participating, optional or other special rights, powers and duties, including rights, powers and duties senior to Limited Partnership Interests, all as shall be determined by the General Partner in its sole and absolute discretion and without the approval of any Limited Partner, subject to Virginia law, including, without limitation, (i) the allocations of items of Partnership income, gain, loss, deduction and credit to each such class or series of Partnership Interests; (ii) the right of each such class or series of Partnership Interests to share in Partnership distributions; and (iii) the rights of each such class or series of Partnership Interests upon dissolution and liquidation of the Partnership. Without limiting the foregoing, the General Partner is expressly authorized to cause the Partnership to issue Partnership Units for less than fair market value, so long as the General Partner concludes in good faith that such issuance is in the best interests of the Company and the Partnership. Upon each issuance of Partnership Units hereunder, the General Partner shall amend Exhibit A attached hereto to reflect such issuance.

                        (b) Certain Deemed Contributions of Proceeds of Issuance
of Company Securities. If (i) the Company issues securities and contributes some or all the proceeds raised in connection with such issuance to the Partnership and (ii) the proceeds actually received and contributed by the Company to the Partnership are less than the Partnership's share (as determined by the General Partner, in its sole and absolute discretion) of the gross proceeds of such issuance as a result of any underwriter's discount or other expenses paid or incurred in connection with such issuance, then the Company shall be deemed to have made Capital Contributions to the Partnership in the aggregate amount of the Partnership's share of the gross proceeds of such issuance that are contributed to the Partnership and the Partnership shall be deemed simultaneously to have paid such offering expenses in connection with the issuance of additional Partnership Units to the Company for such Capital Contributions pursuant to Section 4.02(a). In any case in which the Company contributes less than all of the proceeds of such issuance to the Partnership, it shall be deemed to have contributed the gross proceeds of issuance of the number of units of the issued security (or the number of dollars of principal in the case of debt securities) equal to the quotient of the division of the amount of proceeds contributed by the net proceeds per unit (or per dollar), and the Partnership shall be deemed to have paid offering expenses equal to the product of such number of units (or dollars) times the per unit (or per dollar) offering expenses.

                        (c) Minimum Limited Partnership Interest. In the event that either a redemption pursuant to Section 8.05 or additional Capital Contributions by the General Partner and the Original Limited Partner would result in the Limited Partners (other than the Original Limited Partner), in the aggregate, owning less than the Minimum Limited Partnership Interest, the General Partner and the Limited Partners (other than the Original Limited Partner) shall form another partnership and contribute sufficient Limited Partnership Interests together with such other Limited Partners so that the Limited Partners (other than the Original Limited Partner), in the aggregate, own at least the Minimum Limited Partnership Interest.

            4.03.00 Loans to the Partnership. If the General Partner determines that it is in the best interests of the Company and the Partnership to provide for additional Partnership funds ("Additional Funds") for any Partnership purpose, the General Partner may (i) cause the Partnership to obtain such funds from outside borrowings or (ii) elect to have the Company or a Subsidiary or Subsidiaries of the Company loan such Additional Funds to the Partnership. The loans to the Partnership shall be in exchange for such consideration and on such terms and conditions as shall be established by the General Partner in its sole and absolute discretion, all without the approval of any Limited Partners. Without limiting the foregoing, the General Partner is expressly authorized to cause the Partnership to issue debt securities for less than fair market value, so long as the General Partner concludes in good faith that such issuance is in the best interests of the Company and the Partnership.

            4.04.00 Capital Accounts. A separate capital account (a "Capital Account") shall be established and maintained for each Partner in accordance with Regulations Section 1.704-1(b)(2)(iv). If (i) a new or existing Partner acquires an additional Partnership Interest in exchange for more than a de minimis Capital Contribution, (ii) the Partnership distributes to a Partner more than a de minimis amount of Partnership property as consideration for a Partnership Interest, or (iii) the Partnership is liquidated within the meaning of Regulation Section 1.704-1(b)(2)(ii)(g), the General Partner shall revalue the property of the Partnership to its fair market value (as determined by the General Partner, in its sole and absolute discretion, and taking into account
Section 7701(g) of the Code) in accordance with Regulations Section 1.704-1(b)(2)(iv)(f). When the Partnership's property is revalued by the General Partner, the Capital Accounts of the Partners shall be adjusted in accordance with Regulations Sections 1.704-1(b)(2)(iv)(f) and (g), which generally require such Capital Accounts to be adjusted to reflect the manner in which the unrealized gain or loss inherent in such property (that has not been reflected in the Capital Accounts previously) would be allocated among the Partners pursuant to Section 5.01 if there were a taxable disposition of such property for its fair market value (as determined by the General Partner, in its sole and absolute discretion, and taking into account Section 7701(g) of the Code) on the date of the revaluation.

            4.05.00 Percentage Interests. If the number of outstanding Partnership Units increases or decreases during a taxable year, each Partner's Percentage Interest shall be adjusted by the General Partner effective as of the effective date of each such increase or decrease to a percentage equal to the number of Partnership Units held by such Partner divided by the aggregate number of Partnership Units outstanding after giving effect to such increase or decrease. If the Partners' Percentage Interests are adjusted pursuant to this
Section 4.05, the Profits and Losses for the taxable year in which the adjustment occurs shall be allocated between the several parts of the year (a) beginning on the first day of the year and ending on the next following Percentage Interest Adjustment Date, (b) beginning on the day following a Percentage Interest Adjustment Date and ending on the next following Percentage Interest Adjustment Date, and/or (c) beginning on the first day following the last Percentage Interest Adjustment Date occurring during the year and ending on the last day of the year, as may be appropriate, either (i) as if the taxable year had ended on the last day of each part or (ii) based on the number of days in each part. The General Partner, in its sole and absolute discretion, shall determine which method shall be used to allocate Profits and Losses for the taxable year in which the adjustment occurs. The allocation among the Partners of Profits and Losses allocated to any part of the year shall be based on the Percentage Interests determined as of the first day of such part.

            4.06.00 No Interest on Contributions. No Partner shall be entitled to interest on its Capital Contribution.

            4.07.00 Return of Capital Contributions. No Partner shall be entitled to withdraw any part of its Capital Contribution or its Capital Account or to receive any distribution from the Partnership, except as specifically provided in this Agreement. Except as otherwise provided herein, there shall be no obligation to return to any Partner or withdrawn Partner any part of such Partner's Capital Contribution for so long as the Partnership continues in existence.

            4.08.00 No Third Party Beneficiary. No creditor or other third party having dealings with the Partnership shall have the right to enforce the right or obligation of any Partner to make Capital Contributions or loans or to pursue any other right or remedy hereunder or at law or in equity, it being understood and agreed that the provisions of this Agreement shall be solely for the benefit of, and may be enforced solely by, the parties hereto and their respective successors and assigns. None of the rights or obligations of the Partners herein set forth to make Capital Contributions or loans to the Partnership shall be deemed an asset of the Partnership for any purpose by any creditor or other third party, nor may such rights or obligations be sold, transferred or assigned by the Partnership or pledged or encumbered by the Partnership to secure any debt or other obligation of the Partnership or of any of the Partners. In addition, it is the intent of the parties hereto that no distribution to any Limited Partner shall be deemed a return of money or other property in violation of the Act. However, if any court of competent jurisdiction holds that, notwithstanding the provisions of this Agreement, any Limited Partner is obligated to return such money or property, such obligation shall be the obligation of such Limited Partner and not of the General Partner. Without limiting the generality of the foregoing, a deficit Capital Account of a Partner shall not be deemed to be a liability of such Partner nor an asset or property of the Partnership.

                                    ARTICLE V
                        PROFITS AND LOSSES; DISTRIBUTIONS

            5.01.00 Allocation of Profit and Loss. (a) General.

                                    (i)  Profit  of  the  Partnership  for  each
                        fiscal year of the Partnership shall be allocated in the following order of priority:

                                                (A) First,  to the  Partners  in
                                    proportion to and up to the amount of cash distributed to each such Partner pursuant to
                                    Section 5.02 for the fiscal year; and

                                                (B) Thereafter,  to the Partners
                                    in   accordance   with   their    respective
                                    Percentage Interests.

                                    (ii) Loss of the Partnership for each fiscal
                        year of the Partnership shall be allocated to the Partners in accordance with their respective Percentage Interests.

                                    (iii) Depreciation and amortization expenses
                        of the Partnership shall be allocated among the Partners in accordance with their respective Percentage Interests.

                        (b) Minimum Gain Chargeback. Notwithstanding any provision to the contrary, (i) any expense of the Partnership that is a "nonrecourse deduction" within the meaning of Regulations Section 1.704-2(b)(1) shall be allocated in accordance with the Partners' respective Percentage Interests, (ii) any expense of the Partnership that is a "partner nonrecourse deduction" within the meaning of Regulations Section 1.704-2(i)(2) shall be allocated in accordance with Regulations Section 1.704-2(i)(1), (iii) if there is a net decrease in Partnership Minimum Gain within the meaning of Regulations
Section 1.704-2(f)(1) for any Partnership taxable year, items of gain and income shall be allocated among the Partners in accordance with Regulations Section 1.704-2(f) and the ordering rules contained in Regulations Section 1.704-2(j), and (iv) if there is a net decrease in Partner Nonrecourse Debt Minimum Gain within the meaning of Regulations Section 1.704-2(i)(4) for any Partnership taxable year, items of gain and income shall be allocated among the Partners in accordance with Regulations Section 1.704-2(i)(4) and the ordering rules contained in Regulations Section 1.704-2(j). A Partner's "interest in partnership profits" for purposes of determining its share of the nonrecourse liabilities of the Partnership within the meaning of Regulations Section 1.752-3(a)(3) shall be such Partner's Percentage Interest.

                        (c) Qualified Income Offset. If a Limited Partner receives in any taxable year an adjustment, allocation, or distribution described in subparagraphs (4), (5), or (6) of Regulations Section
1.704-1(b)(2)(ii)(d) that causes or increases a negative balance in such Partner's Capital Account that exceeds the sum of such Partner's shares of
Partnership Minimum Gain and Partner Nonrecourse Debt Minimum Gain, as determined in accordance with Regulations Sections 1.704-2(g) and 1.704-2(i), such Partner shall be allocated specially for such taxable year (and, if necessary, later taxable years) items of income and gain in an amount and manner sufficient to eliminate such negative Capital Account balance as quickly as possible as provided in Regulations Section 1.704-1(b)(2)(ii)(d). After the occurrence of an allocation of income or gain to a Limited Partner in accordance with this Section 5.01(c), to the extent permitted by Regulations Section 1.704-1(b) and Section 5.01(d), items of expense or loss shall be allocated to such Partner in an amount necessary to offset the income or gain previously allocated to such Partner under this Section 5.01(c).

                        (d) Capital Account Deficits. Loss shall not be allocated to a Limited Partner to the extent that such allocation would cause a deficit in such Partner's Capital Account (after reduction to reflect the items described in Regulations Section 1.704-1(b)(2)(ii)(d)(4), (5) and (6)) to exceed the sum of such Partner's shares of Partnership Minimum Gain and Partner Nonrecourse Debt Minimum Gain. Any Loss in excess of that limitation shall be allocated to the General Partner. After the occurrence of an allocation of Loss to the General Partner in accordance with this Section 5.01(d), to the extent permitted by Regulations Section 1.704-1(b), Profit shall be allocated to such Partner in an amount necessary to offset the Loss previously allocated to such Partner under this Section 5.01(d).

                        (e) Allocations Between Transferor and Transferee. If a Partner transfers any part or all of its Partnership Interest, the distributive shares of the various items of Profit and Loss allocable among the Partners during such fiscal year of the Partnership shall be allocated between the transferor and the transferee Partner either (i) as if the Partnership's fiscal year had ended on the date of the transfer, or (ii) based on the number of days of such fiscal year that each was a Partner without regard to the results of Partnership activities in the respective portions of such fiscal year in which the transferor and the transferee were Partners. The General Partner, in its sole and absolute discretion, shall determine which method shall be used to allocate the distributive shares of the various items of Profit and Loss between the transferor and the transferee Partner.

                        (f) Definition of Profit and Loss. "Profit" and "Loss" and any items of income, gain, expense, or loss referred to in this Agreement shall be determined in accordance with federal income tax accounting principles, as modified by Regulations Section 1.704-1(b)(2)(iv), except that Profit and Loss shall not include items of income, gain and expense that are specially allocated pursuant to Section 5.01(a)(iii), 5.01(b), 5.01(c), or 5.01(d). All allocations of income, Profit, gain, Loss, and expense (and all items contained therein) for federal income tax purposes shall be identical to all allocations of such items set forth in this Section 5.01, except as otherwise required by
Section 704(c) of the Code and Regulations Section 1.704-1(b)(4). The General Partner shall have the authority to elect the method to be used by the Partnership for allocating items of income, gain, and expense as required by
Section  704(c) of the Code  (including  a method  that may  result in a Partner receiving a disproportionately larger share of the Partnership's tax depreciation deductions) and such election shall be binding on all Partners.

            5.02.00  Distribution of Cash.

                        (a) The General Partner shall be required make distributions of Available Cash pursuant to Sections 5.02(a)(i), 5.02(a)(ii) and 5.02(a)(iii) on a quarterly (or, at the election of the General Partner, more frequent) basis to the Partners who are Partners on the Partnership Record Date with respect to such quarter (or other distribution period). The amount and frequency of the distributions of Available Cash pursuant to Section 5.02(a)(iv) shall be determined by the General Partner in its sole discretion. Available Cash shall be distributed to the Partners in the following order of priority:

                                    (i)  First,  to  the  Outside  Partners,  in
                        proportion to their respective Percentage Interests on the Partnership Record Date, until each Outside Partner has received an amount equal to its Dividend Equivalent for such quarter (or other distribution period);

                                    (ii)  Second,   to  the  UDR  Partners,   in
                        proportion to their respective Percentage Interests on the Partnership Record Date, until each UDR Partner has received an amount equal to the excess, if any, of (A) the amount that such UDR Partner would have received pursuant to Sections 5.02(a)(iii) and 5.02(a)(iv) in the absence of Section 5.02(a)(i) and this Section 5.02(a)(ii) from the date of this Agreement to the end of the period to which the distribution relates (assuming that distributions under Section 5.02(a)(iv), like the distributions under Sections 5.02(a)(i) through 5.02(a)(iii), were required to be made on a quarterly or more frequent basis), over (B) the sum of all prior distributions to such UDR Partner pursuant to this
                        Section 5.02(a)(ii), Section 5.02(a)(iii) and Section 5.02(a)(iv);

                                    (iii) Third, to the Partners,  in accordance
                        with their respective Percentage Interests on the Partnership Record Date, until each Outside Partner has received an amount equal to the excess, if any, of (A) the amount equal to its Dividend Equivalent from the date of this Agreement to the end of the period to which the distribution relates, over (B) the sum of all prior distributions to such Outside Partner pursuant to
                        Section 5.02(a)(i) and this Section 5.02(a)(iii); and

                                    (iv)   Thereafter,   to  the   Partners   in
                        accordance with their respective Percentage Interests on the Partnership Record Date.

The amount and frequency of distributions of any cash other than Available Cash shall be determined by the General Partner in its sole discretion and, if distributed, such cash shall be distributed to the Partners in accordance with this Section 5.02(a). If a new or existing Partner acquires an additional Partnership Interest in exchange for a Capital Contribution on any date other than a Partnership Record Date, the cash distribution attributable to such additional Partnership Interest for the Partnership Record Date following the issuance of such additional Partnership Interest shall be reduced in the proportion that the number of days that such additional Partnership Interest is held by such Partner bears to the number of days between such Partnership Record Date and the immediately preceding Partnership Record Date.

                        (b) Notwithstanding any other provision of this Agreement, the General Partner is authorized to take any action that it determines to be necessary or appropriate to cause the Partnership to comply with any withholding requirements established under the Code or any other federal, state or local law including, without limitation, pursuant to Sections 1441, 1442, 1445, and 1446 of the Code. If the Partnership is required to withhold and pay over to any taxing authority any amount resulting from the allocation or distribution of income to a Partner or its assignee (including by reason of Section 1446 of the Code) and if the amount to be distributed to the Partner (the "Distributable Amount") equals or exceeds the amount required to be withheld by the Partnership (the "Withheld Amount"), the Withheld Amount shall be treated as a distribution of cash to such Partner. If, however, the Distributable Amount is less than the Withheld Amount, no amount shall be distributed to the Partner, the Distributable Amount shall be treated as a distribution of cash to such Partner, and the excess of the Withheld Amount over the Distributable Amount shall be treated as a loan (a "Partnership Loan") from the Partnership to the Partner on the day the Partnership pays over such excess to a taxing authority. A Partnership Loan may be repaid, at the election of the General Partner in its sole and absolute discretion, either (i) through withholding by the Partnership with respect to subsequent distributions to the applicable Partner or assignee, or (ii) at any time more than twelve (12) months after a Partnership Loan arises, by cancellation of Partnership Units with a value equal to the unpaid balance of the Partnership Loan (including accrued interest). Any amounts treated as a Partnership Loan pursuant to this Section 5.02(b) shall bear interest at the lesser of (i) the base rate on corporate loans at large United States money center commercial banks, as published from time to time in The Wall Street Journal (or an equivalent successor publication), or (ii) the maximum lawful rate of interest on such obligation, such interest to accrue from the date the Partnership is deemed to extend the loan until such loan is repaid in full.

                        (c) In no event may a Partner receive a distribution of cash with respect to a Partnership Unit if such Partner is entitled to receive a cash dividend as the holder of record of a REIT Share for which all or part of such Partnership Unit has been or will be exchanged.

            5.03.00 REIT Distribution Requirements. Notwithstanding anything to the contrary in this Agreement, the General Partner, if it is not able to borrow money from the Partnership, may cause the Partnership to distribute amounts sufficient to enable the Company to pay shareholder dividends that will allow the Company to (i) meet its distribution requirement for qualification as a REIT as set forth in Section 857(a)(1) of the Code and (ii) avoid any federal income or excise tax liability imposed by the Code.

            5.04.00 No Right to Distributions in Kind. No Partner shall be entitled to demand property other than cash in connection with any distributions by the Partnership.

            5.05.00 Limitations on Return of Capital Contributions. Notwithstanding any of the provisions of this Article V, no Partner shall have the right to receive and the General Partner shall not have the right to make, a distribution that includes a return of all or part of a Partner's Capital
Contributions, unless after giving effect to the return of a Capital Contribution, the sum of all Partnership liabilities, other than the liabilities to a Partner for the return of his Capital Contribution, does not exceed the fair market value of the Partnership's assets.

            5.06.00  Distributions Upon Liquidation.

                        (a) Upon liquidation of the Partnership, after payment of, or adequate provision for, debts and obligations of the Partnership, including any Partner loans, any remaining assets of the Partnership shall be distributed to all Partners with positive Capital Accounts in accordance with their respective positive Capital Account balances. For purposes of the preceding sentence, the Capital Account of each Partner shall be determined after all adjustments made in accordance with Sections 5.01 and 5.02 resulting from Partnership operations and from all sales and dispositions of all or any part of the Partnership's assets. Any distributions pursuant to this Section
5.06 shall be made by the end of the Partnership's taxable year in which the liquidation occurs (or, if later, within 90 days after the date of the liquidation). To the extent deemed advisable by the General Partner, appropriate arrangements (including the use of a liquidating trust) may be made to assure that adequate funds are available to pay any contingent debts or obligations.

                        (b) If the General Partner has a negative balance in its Capital Account following a liquidation of the Partnership, as determined after taking into account all Capital Account adjustments in accordance with Sections
5.01 and 5.02 resulting from Partnership operations and from all sales and dispositions of all or any part of the Partnership's assets, the General Partner shall contribute to the Partnership an amount of cash equal to the negative balance in its Capital Account and such cash shall be paid or distributed by the Partnership to creditors, if any, and then to the Limited Partners in accordance with Section 5.06(a). Such contribution by the General Partner shall be made by the end of the Partnership's taxable year in which the liquidation occurs (or, if later, within 90 days after the date of the liquidation).

            5.07.00 Substantial Economic Effect. It is the intent of the Partners that the allocations of Profit and Loss under the Agreement have substantial economic effect (or be consistent with the Partners' interests in the Partnership in the case of the allocation of losses attributable to nonrecourse debt) within the meaning of Section 704(b) of the Code as interpreted by the Regulations promulgated pursuant thereto. Article V and other relevant provisions of this Agreement shall be interpreted in a manner consistent with such intent.

                                   ARTICLE VI

                             RIGHTS, OBLIGATIONS AND
                          POWERS OF THE GENERAL PARTNER

            6.01.00  Management of the Partnership.

                        (a) Except as otherwise expressly provided in this Agreement, the General Partner shall have full, complete and exclusive discretion to manage and control the business of the Partnership for the purposes herein stated, and shall make all decisions affecting the business and assets of the Partnership. Subject to the restrictions specifically contained in this Agreement, the powers of the General Partner shall include, without limitation, the authority to take the following actions on behalf of the
Partnership:

                                    (i)  to  acquire,  purchase,  own,  operate,
                        lease and dispose of any real property and any other property or assets, including, without limitation, equity interests in other REITs, mortgage loans and participations therein, that the General Partner determines are necessary or appropriate or in the best interests of the business of the Company and the Partnership;

                                    (ii) to construct  buildings  and make other
                        improvements on the properties owned or leased by the Partnership;

                                    (iii) to authorize,  issue,  sell, redeem or
                        otherwise purchase any Partnership Interests or any securities (including secured and unsecured debt obligations of the Partnership, debt obligations of the Partnership convertible into any class or series of Partnership Interests, or options, rights, warrants or appreciation rights relating to any Partnership Interests) of the Partnership;

                                    (iv)  to  borrow  or  lend   money  for  the
                        Partnership, issue or receive evidences of indebtedness in connection therewith, refinance, increase the amount of, modify, amend or change the terms of, or extend the time for the payment of, any such indebtedness, and secure such indebtedness by mortgage, deed of trust, pledge or other lien on the Partnership's assets;

                                    (v) to  guarantee  or  become a  comaker  of
                        indebtedness of the Company or any Subsidiary thereof, refinance, increase the amount of, modify, amend or change the terms of, or extend the time for the payment of, any such guarantee or indebtedness, and secure such guarantee or indebtedness by mortgage, deed of trust, pledge or other lien on the Partnership's assets;

                                    (vi)  to  use  assets  of  the   Partnership
                        (including, without limitation, cash on hand) for any purpose consistent with this Agreement, including, without limitation, payment, either directly or by reimbursement, of all operating costs and general administrative expenses of the Company, the Partnership, or any Subsidiary of either to third parties or to the Company as set forth in this Agreement;

                                    (vii) to lease all or any  portion of any of
                        the Partnership's assets, whether or not the terms of such leases extend beyond the termination date of the Partnership and whether or not any portion of the Partnership's assets so leased are to be occupied by the lessee, or, in turn, subleased in whole or in part to others, for such consideration and on such terms as the General Partner may determine;

                                    (viii) to prosecute,  defend,  arbitrate, or
                        compromise any and all claims or liabilities in favor of or against the Partnership, on such terms and in such manner as the General Partner may reasonably determine, and similarly to prosecute, settle or defend litigation with respect to the Partners, the Partnership, or the Partnership's assets; provided, however, that the General Partner may not, without the consent of the Limited Partners (other than the Original Limited Partner) holding more than 50% of the Percentage
                        Interests of the Limited Partners (other than the Original Limited Partner), confess a judgment against the Partnership;

                                    (ix) to file applications,  communicate, and
                        otherwise deal with any and all governmental agencies having jurisdiction over, or in any way affecting, the Partnership's assets or any other aspect of the Partnership business;

                                    (x) to make or revoke any election permitted
                        or required of the Partnership by any taxing authority;

                                    (xi) to maintain such insurance coverage for
                        public liability, fire and casualty, and any and all other insurance for the protection of the Partnership, for the conservation of Partnership assets, or for any other purpose convenient or beneficial to the Partnership, in such amounts and such types, as it shall determine from time to time;

                                    (xii) to  determine  whether or not to apply
                        any   insurance   proceeds   for  any  property  to  the
                        restoration of such property or to distribute the same;

                                    (xiii) to establish one or more divisions of
                        the Partnership, to hire and dismiss employees of the Partnership or any division of the Partnership, and to engage legal counsel, accountants, consultants, real estate brokers, and other professionals, as the General Partner may deem necessary or appropriate in connection with the Partnership business, on such terms (including provisions for compensation and eligibility to participate in employee benefit plans, stock option plans and similar plans funded by the Partnership) as the General Partner may deem reasonable and proper;

                                    (xiv) to retain  other  services of any kind
                        or nature in connection with the Partnership business, and to pay therefor such remuneration as the General Partner may deem reasonable and proper;

                                    (xv) to negotiate and conclude agreements on
                        behalf of the Partnership with respect to any of the rights, powers and authority conferred upon the General Partner;

                                    (xvi)  to   maintain   accurate   accounting
                        records and to file promptly all federal, state and local income tax returns on behalf of the Partnership;

                                    (xvii)  to  distribute  Partnership  cash or
                        other   Partnership   assets  in  accordance  with  this
                        Agreement;

                                    (xviii) to form or acquire an  interest  in,
                        and  contribute  property  to,  any  further  limited or
                        general partnerships, joint ventures or other relationships that it deems desirable (including, without limitation, the acquisition of interests in, and the contributions of property to, its Subsidiaries and any other Person in which it has an equity interest from time to time);

                                    (xix) to establish  Partnership reserves for
                        working  capital,   capital   expenditures,   contingent
                        liabilities, or any other valid Partnership purpose;

                                    (xx)   subject  to  Article  XI,  to  merge,
                        consolidate or combine the Partnership with or into another Person;

                                    (xxi)  subject to Article  XI, to do any and
                        all acts and things necessary or prudent to ensure that the Partnership will not be classified as a "publicly traded partnership" for purposes of Section 7704 of the Code; and

                                    (xxii) to take such other  action,  execute,
                        acknowledge, swear to or deliver such other documents and instruments, and perform any and all other acts that the General Partner deems necessary or appropriate for the formation, continuation and conduct of the business and affairs of the Partnership (including, without limitation, all actions consistent with allowing the General Partner at all times to qualify as a REIT unless the General Partner voluntarily terminates its REIT status) and to possess and enjoy all of the rights and powers of a general partner as provided by the Act.

                        (b) Except as otherwise provided herein, to the extent the duties of the General Partner require expenditures of funds to be paid to third parties, the General Partner shall not have any obligations hereunder except to the extent that Partnership funds are reasonably available to it for the performance of such duties, and nothing herein contained shall be deemed to authorize or require the General Partner, in its capacity as such, to expend its individual funds for payment to third parties or to undertake any individual liability or obligation on behalf of the Partnership.

            6.02.00 Delegation of Authority. The General Partner may delegate any or all of its powers, rights and obligations hereunder, and may appoint, employ, contract or otherwise deal with any Person for the transaction of the business of the Partnership, which Person may, under supervision of the General Partner, perform any acts or services for the Partnership as the General Partner may approve.

            6.03.00  Indemnification and Exculpation of Indemnitees.

                        (a) The Partnership shall indemnify an Indemnitee from and against any and all losses, claims, damages, liabilities, joint or several, expenses (including reasonable legal fees and expenses), judgments, fines, settlements, and other amounts arising from any and all claims, demands, actions, suits or proceedings, civil, criminal, administrative or investigative, that relate to the operations of the Partnership as set forth in this Agreement in which any Indemnitee may be involved, or is threatened to be involved, as a party or otherwise, unless it is established that: (i) the act or omission of the Indemnitee was material to the matter giving rise to the proceeding and either was committed in bad faith or was the result of active and deliberate dishonesty; (ii) the Indemnitee actually received an improper personal benefit in money, property or services; or (iii) in the case of any criminal proceeding, the Indemnitee had reasonable cause to believe that the act or omission was unlawful. The termination of any proceeding by judgment, order or settlement does not create a presumption that the Indemnitee did not meet the requisite standard of conduct set forth in this Section 6.03(a). The termination of any proceeding by conviction or upon a plea of nolo contendere or its equivalent, or an entry of an order of probation prior to judgment, creates a rebuttable presumption that the Indemnitee acted in a manner contrary to that specified in this Section 6.03(a). Any indemnification pursuant to this Section 6.03 shall be made only out of the assets of the Partnership.

                        (b) The Partnership may reimburse an Indemnitee for reasonable expenses incurred by an Indemnitee who is a party to a proceeding in advance of the final disposition of the proceeding upon receipt by the Partnership of (i) a written affirmation by the Indemnitee of the Indemnitee's good faith belief that the standard of conduct necessary for indemnification by the Partnership as authorized in this Section 6.03 has been met, and (ii) a written undertaking by or on behalf of the Indemnitee to repay the amount if it shall ultimately be determined that the standard of conduct has not been met.

                        (c) The indemnification provided by this Section 6.03 shall be in addition to any other rights to which an Indemnitee or any other Person may be entitled under any agreement, pursuant to any vote of the Partners, as a matter of law or otherwise, and shall continue as to an Indemnitee who has ceased to serve in such capacity.

                        (d) The Partnership may purchase and maintain insurance, on behalf of the Indemnitees and such other Persons as the General Partner shall determine, against any liability that may be asserted against or expenses that may be incurred by such Person in connection with the Partnership's activities, regardless of whether the Partnership would have the power to indemnify such Person against such liability under the provisions of this Agreement.

                        (e) For purposes of this Section 6.03, the Partnership shall be deemed to have requested an Indemnitee to serve as fiduciary of an employee benefit plan whenever the performance by it of its duties to the Partnership also imposes duties on, or otherwise involves services by, it to the plan or participants or beneficiaries of the plan; excise taxes assessed on an Indemnitee with respect to an employee benefit plan pursuant to applicable law shall constitute fines within the meaning of this Section 6.03; and actions taken or omitted by an Indemnitee with respect to an employee benefit plan in the performance of its duties for a purpose reasonably believed by it to be in the interest of the participants and beneficiaries of the plan shall be deemed to be for a purpose which is not opposed to the best interests of the Partnership.

                        (f) In no event may an Indemnitee subject the Limited Partners to personal liability by reason of the indemnification provisions set forth in this Agreement.

                        (g) An Indemnitee shall not be denied indemnification in whole or in part under this Section 6.03 because the Indemnitee had an interest in the transaction with respect to which the indemnification applies if the transaction was otherwise permitted by the terms of this Agreement.

                        (h) The provisions of this Section 6.03 are for the benefit of the Indemnitees, their heirs, successors, assigns and administrators and shall not be deemed to create any rights for the benefit of any other Persons.

            6.04.00  Liability of the General Partner.

                        (a) Notwithstanding anything to the contrary set forth in this Agreement, the General Partner shall not be liable for monetary damages to the Partnership or any Partners for losses sustained or liabilities incurred as a result of errors in judgment or of any act or omission if the General Partner acted in good faith. The General Partner shall not be in breach of any duty that the General Partner may owe to the Limited Partners or the Partnership or any other Persons under this Agreement or of any duty stated or implied by law or equity provided the General Partner, acting in good faith, abides by the terms of this Agreement.

                        (b) The Limited Partners expressly acknowledge that the General Partner is acting on behalf of the Partnership, the Company and the Company's shareholders collectively, that the General Partner is under no obligation to consider the separate interests of the Limited Partners (including, without limitation, the tax consequences to Limited Partners or the tax consequences of some, but not all, of the Limited Partners) in deciding whether to cause the Partnership to take (or decline to take) any actions. In any case in which the General Partner determines in good faith that the interests of the Limited Partners and the General Partner's shareholders may conflict, the Limited Partners further acknowledge and agree that the General Partner shall be deemed to have discharged its fiduciary duties to the Limited Partners by discharging such duties to the General Partner's shareholders. The General Partner shall not be liable for monetary damages for losses sustained, liabilities incurred, or benefits not derived by Limited Partners in connection with any such decisions, provided that the General Partner has acted in good faith.

                        (c) Subject to its obligations and duties as General Partner set forth in Section 6.01, the General Partner may exercise any of the powers granted to it under this Agreement and perform any of the duties imposed upon it hereunder either directly or by or through its agents. The General Partner shall not be responsible for any misconduct or negligence on the part of any such agent appointed by it in good faith.

                        (d) Notwithstanding any other provisions of this Agreement or the Act, any action of the General Partner on behalf of the Partnership or any decision of the General Partner to refrain from acting on behalf of the Partnership, undertaken in the good faith belief that such action or omission is necessary or advisable in order (i) to protect the ability of the Company to continue to qualify as a REIT or (ii) to prevent the Company from incurring any taxes under Section 857, Section 4981, or any other provision of the Code, is expressly authorized under this Agreement and is deemed approved by all of the Limited Partners.

                        (e)  Any  amendment,  modification  or  repeal  of  this
Section 6.04 or any provision hereof shall be prospective only and shall not in any way affect the limitations on the General Partner's liability to the Partnership and the Limited Partners under this Section 6.04 as in effect immediately prior to such amendment, modification or repeal with respect to matters occurring, in whole or in part, prior to such amendment, modification or repeal, regardless of when claims relating to such matters may arise or be asserted.

            6.05.00 Partnership Expenses. In addition to the expenses that are directly attributable to the Partnership, the Partnership shall pay the REIT Expenses that are allocable to the Partnership. The General Partner, in its sole and absolute discretion, shall determine what portion of the REIT Expenses are allocable to the Partnership. If any REIT Expenses determined by the General Partner to be allocable to the Partnership are paid by the General Partner, the General Partner shall be reimbursed by the Partnership therefor.

            6.06.00 Outside Activities. The Partners and any officer, director, employee, agent, trustee, Affiliate, Subsidiary, or shareholder of any Partner shall be entitled to and may have business interests and engage in business activities in addition to those relating to the Partnership, including business interests and activities substantially similar or identical to those of the Partnership. Neither the Partnership nor any of the Partners nor any other Person shall have any rights by virtue of this Agreement or the partnership relationship established hereby in any such business ventures, interests or activities, and the Partners shall have no obligation pursuant to this Agreement to offer any interest in any such business ventures, interests and activities to the Partnership or any Partner, even if such opportunity is of a character which, if presented to the Partnership or any Partner, could be taken by such Person.

            6.07.00  Employment or Retention of Affiliates.

                        (a) Any Affiliate of the General Partner may be employed or retained by the Partnership and may otherwise deal with the Partnership (whether as a buyer, lessor, lessee, manager, furnisher of goods or services, broker, agent, lender or otherwise) and may receive from the Partnership any compensation, price, or other payment therefor which the General Partner determines to be fair and reasonable.

                        (b) The Partnership may lend or contribute to its Subsidiaries or other Persons in which it has an equity investment, and such Persons may borrow funds from the Partnership, on terms and conditions established in the sole and absolute discretion of the General Partner. The foregoing authority shall not create any right or benefit in favor of any Subsidiary or any other Person.


                        (c) The Partnership may transfer assets to joint ventures, other partnerships, corporations or other business entities in which it is or thereby becomes a participant upon such terms and subject to such conditions as the General Partner deems are consistent with this Agreement and applicable law.

            6.08.00 Title to Partnership Assets. Title to Partnership assets, whether real, personal or mixed and whether tangible or intangible, shall be deemed to be owned by the Partnership as an entity, and no Partner, individually or collectively, shall have any ownership interest in such Partnership assets or any portion thereof. Title to any or all of the Partnership assets may be held in the name of the Partnership, the General Partner or one or more nominees, as the General Partner may determine, including Affiliates of the General Partner.

                                   ARTICLE VII
                   CHANGES IN GENERAL PARTNER AND THE COMPANY

            7.01.00 Transfer of a General Partner's Partnership Interest; Transactions Involving the Company.

                        (a) Except as provided in Section 7.01(c), 7.01(d) or 7.03(a), a General Partner shall not transfer all or any portion of its General Partnership Interest or withdraw as General Partner.

                        (b) Except as provided in Section 7.01(c) or 7.01(d), the General Partner (or all General Partners if at any time there are two or more General Partners) and the Original Limited Partner will at all times own in the aggregate at least a 1% Percentage Interest.

                        (c) Except as otherwise provided in Section 7.01(d), the Company shall not merge, consolidate or otherwise combine with or into another Person or sell all or substantially all of its assets (other than in connection with a change in the Company's state of incorporation or organizational form) (a "Transaction"), unless one of the following conditions is met:

                                    (i) the consent of Limited  Partners  (other
                        than the Company or any Subsidiary of the Company) holding more than 50% of the Percentage Interests of the Limited Partners (other than those held by the Company or any Subsidiary of the Company) is obtained;

                                    (ii) the Transaction also includes a merger,
                        consolidation or combination of the Partnership or sale of substantially all of the assets of the Partnership or other transaction as a result of which all Limited Partners (other than the Company or any Subsidiary) will receive for each Partnership Unit an amount of cash, securities, or other property (or a partnership interest or other security readily convertible into such cash, securities, or other property) no less than the product of the Conversion Factor and the greatest amount of cash, securities or other property (expressed as an amount per REIT Share) paid in the Transaction in consideration for REIT Shares, provided, that if, in connection with the Transaction, a purchase, tender or exchange offer ("Offer") shall have been made to and accepted by the holders of more than 50 percent of the outstanding REIT Shares, all Limited Partners (other than the Company or any Subsidiary) will receive no less than the amount of cash and the fair market value of securities or other consideration that they would have received had they (A) exercised their Redemption Right and (B) sold, tendered or exchanged pursuant to the Offer the REIT Shares received upon exercise of the Redemption Right immediately prior to the expiration of the Offer;

                                    (iii) the Company is the surviving entity in
                        the Transaction and either (A) the holders of REIT Shares do not receive cash, securities, or other property in the Transaction or (B) all Limited Partners (other than the Company or any Subsidiary) receive an amount of cash, securities, or other property (expressed as an amount per Partnership Unit) that is no less than the product of the Conversion Factor and the greatest amount of cash, securities, or other property (expressed as an amount per REIT Share) received in the Transaction by any holder of REIT Shares; or

                                    (iv) the Company  merges,  consolidates,  or
                        combines with or into another entity and, immediately after such merger, (A) substantially all of the assets of the surviving entity, other than Partnership Units and the ownership interests in any wholly-owned Subsidiaries held by the Company, are contributed to the Partnership as a Capital Contribution in exchange for Partnership Units with a fair market value equal to the value of the assets so contributed as determined pursuant to Section 704(c) of the Code, (B) any successor or surviving corporation expressly agrees to assume all obligations of the Company hereunder, and (C) the Conversion Factor is adjusted appropriately to reflect the ratio at which REIT Shares are converted into shares of the surviving entity.

The General Partner shall give the Limited Partners notice of any Transaction at least 20 business days prior to the effective date of such Transaction, provided, however, that the General Partner need not give any such notice prior to the date on which the holders of REIT Shares are first notified of such Transaction by the Company.

                        (d) Notwithstanding Sections 7.01(a), 7.01(b) and
7.01(c),

                                    (i) a General  Partner may  transfer  all or
                        any portion of its General Partnership Interest to (A) a wholly-owned Subsidiary of such General Partner or (B) the owner of all of the ownership interests of such General Partner, and following a transfer of all of its General Partnership Interest, may withdraw as General Partner; and

                                    (ii) the Company may engage in a Transaction
                        not required by law or by the rules of any national securities exchange on which the REIT Shares are listed to be submitted to the vote of the holders of the REIT Shares and the General Partner shall not be required to give notice to the Limited Partners of any such Transaction as provided by Section 7.01(c).

            7.02.00 Admission of a Substitute or Additional General Partner. A Person shall be admitted as a substitute or additional General Partner of the Partnership only if the following terms and conditions are satisfied:

                        (a) the Person to be admitted as a substitute or additional General Partner shall have accepted and agreed to be bound by all the terms and provisions of this Agreement by executing a counterpart thereof and such other documents or instruments as may be required or appropriate in order to effect the admission of such Person as a General Partner, and a certificate evidencing the admission of such Person as a General Partner shall have been filed for recordation and all other actions required by Section 2.05 in connection with such admission shall have been performed;

                        (b) if the Person to be admitted as a substitute or additional General Partner is a corporation or a partnership it shall have provided the Partnership with evidence satisfactory to counsel for the Partnership of such Person's authority to become a General Partner and to be bound by the terms and provisions of this Agreement; and

                        (c) counsel for the Partnership shall have rendered an opinion (relying on such opinions from other counsel and the state or any other jurisdiction as may be necessary) that the admission of the person to be admitted as a substitute or additional General Partner is in conformity with the Act, that none of the actions taken in connection with the admission of such Person as a substitute or additional General Partner will cause (i) the Partnership to be classified other than as a partnership for federal income tax purposes, or (ii) the loss of any Limited Partner's limited liability.

            7.03.00 Effect of Bankruptcy, Withdrawal, Death or Dissolution of a General Partner.

                        (a) Upon the occurrence of an Event of Bankruptcy as to a General Partner (and its removal pursuant to Section 7.04(a) hereof) or the withdrawal, removal or dissolution of a General Partner (except that, if a General Partner is on the date of such occurrence a partnership, the withdrawal, death, dissolution, Event of Bankruptcy as to or removal of a partner in such partnership shall be deemed not to be a dissolution of such General Partner if the business of such General Partner is continued by the remaining partner or partners), the Partnership shall be dissolved and terminated unless the Partnership is continued pursuant to Section 7.03(b) hereof. The merger of the General Partner with or into any entity that is admitted as a substitute or successor General Partner pursuant to Section 7.02 hereof shall not be deemed to be the withdrawal, dissolution or removal of the General Partner.

                        (b) Following the occurrence of an Event of Bankruptcy as to a General Partner (and its removal pursuant to Section 7.04(a) hereof) or the withdrawal, removal or dissolution of a General Partner (except that, if a General Partner is on the date of such occurrence a partnership, the withdrawal, death, dissolution, Event of Bankruptcy as to or removal of a partner in such partnership shall be deemed not to be a dissolution of such General Partner if the business of such General Partner is continued by the remaining partner or partners), the Limited Partners, within 90 days after such occurrence, may elect to continue the business of the Partnership for the balance of the term specified in Section 2.04 hereof by selecting, subject to Section 7.02 hereof and any other provisions of this Agreement, a substitute General Partner by consent of the Limited Partners holding more than 50% of the Percentage Interests of the Limited Partners. If the Limited Partners elect to continue the business of the Partnership and admit a substitute General Partner, the relationship with the Partners and of any Person who has acquired an interest of a Partner in the Partnership shall be governed by this Agreement.

            7.04.00  Removal of a General Partner.

                        (a) Upon the occurrence of an Event of Bankruptcy as to, or the dissolution of, a General Partner, such General Partner shall be deemed to be removed automatically; provided, however, that if a General Partner is on the date of such occurrence a partnership, the withdrawal, death, dissolution, Event of Bankruptcy as to or removal of a partner in such partnership shall be deemed not to be a dissolution of the General Partner if the business of such General Partner is continued by the remaining partner or partners. The Limited Partners may not remove the General Partner, with or without cause.

                        (b) If a General Partner has been removed pursuant to this Section 7.04 and the Partnership is continued pursuant to Section 7.03 hereof, such General Partner shall promptly transfer and assign its General Partnership Interest in the Partnership (i) to the substitute General Partner approved by the Limited Partners in accordance with Section 7.03(b) hereof and otherwise admitted to the Partnership in accordance with Section 7.02 hereof. At the time of assignment, the removed General Partner shall be entitled to receive from the substitute General Partner the fair market value of the General Partnership Interest of such removed General Partner as reduced by any damages caused to the Partnership by such General Partner. Such fair market value shall be determined by an appraiser mutually agreed upon by the General Partner and a majority in interest of the Limited Partners within 10 days following the removal of the General Partner. In the event that the parties are unable to agree upon an appraiser, the General Partner and a majority in interest of the Limited Partners each shall select an appraiser, each of which appraisers shall complete an appraisal of the fair market value of the General Partner's General Partnership Interest within 30 days of the General Partner's removal, and the fair market value of the General Partner's General Partnership Interest shall be the average of the two appraisals; provided, however, that if the higher appraisal exceeds the lower appraisal by more than 20% of the amount of the lower appraisal, the two appraisers, no later than 40 days after the removal of the General Partner, shall select a third appraiser who shall complete an appraisal of the fair market value of the General Partner's General Partnership Interest no later than 60 days after the removal of the General Partner. In such case, the fair market value of the General Partner's General Partnership Interest shall be the average of the two appraisals closest in value.

                        (c) The General Partnership Interest of a removed General Partner, during the time after default until transfer under Section 7.04(b), shall be converted to that of a special Limited Partner; provided, however, such removed General Partner shall not have any rights to participate in the management and affairs of the Partnership, and shall not be entitled to any portion of the income, expenses, Profit, gain or Loss, distributions or allocations, as the case may be, payable or allocable to the Limited Partners as such. Instead, such removed General Partner shall receive and be entitled to retain only distributions or allocations of such items which it would have been entitled to receive in its capacity as General Partner, until the transfer is effective pursuant to Section 7.04(b).

                        (d) All Partners shall have given and hereby do give such consents, shall take such actions and shall execute such documents as shall be legally necessary and sufficient to effect all the foregoing provisions of this Section 7.04.

                                  ARTICLE VIII

                             RIGHTS AND OBLIGATIONS
                             OF THE LIMITED PARTNERS

            8.01.00 Management of the Partnership. The Limited Partners shall not participate in the management or control of Partnership business nor shall they transact any business for the Partnership, nor shall they have the power to sign for or bind the Partnership, such powers being vested solely and exclusively in the General Partner.

            8.02.00 Power of Attorney. Each Limited Partner hereby irrevocably appoints the General Partner its true and lawful attorney-in-fact, who may act for each Limited Partner and in its name, place and stead, and for its use and benefit, to sign, acknowledge, swear to, deliver, file and record, at the appropriate public offices, any and all documents, certificates, and instruments as may be deemed necessary or desirable by the General Partner to carry out fully the provisions of this Agreement and the Act in accordance with their terms, which power of attorney is coupled with an interest and shall survive the death, dissolution or legal incapacity of the Limited Partner, or the transfer by the Limited Partner of any part or all of its Partnership Interest.

            8.03.00 Limitation on Liability of Limited Partners. No Limited Partner shall be liable for any debts, liabilities, contracts or obligations of the Partnership. A Limited Partner shall be liable to the Partnership only to make payments of its Capital Contribution, if any, as and when due hereunder. After its Capital Contribution is fully paid, no Limited Partner shall, except as otherwise required by the Act, be required to make any further Capital Contributions or other payments or lend any funds to the Partnership.

            8.04.00 Ownership by Limited Partner of Corporate General Partner or Affiliate. No Limited Partner shall at any time, either directly or indirectly, own any stock or other interest in the General Partner or in any Affiliate thereof, if such ownership by itself or in conjunction with other stock or other interests owned by other Limited Partners would, in the opinion of counsel for the Partnership, jeopardize the classification of the Partnership as a partnership for federal income tax purposes. The General Partner shall be entitled to make such reasonable inquiry of the Limited Partners as is required to establish compliance by the Limited Partners with the provisions of this Section.

            8.05.00  Redemption Right.

                        (a) Subject to Sections 8.05(b), 8.05(c), 8.05(d), and 8.05(e), and the provisions of any agreement between the Partnership and any Limited Partner with respect to Partnership Units held by such Limited Partners, each Limited Partner, other than the Original Limited Partner, shall have the right (the "Redemption Right") to require the Partnership to redeem on a Specified Redemption Date all or a portion of the Partnership Units held by such Limited Partner at a redemption price equal to and in the form of the Cash Amount to be paid by the Partnership, provided, that such Partnership Units shall have been outstanding for at least one year. The Redemption Right shall be exercised pursuant to a Notice of Redemption delivered to the Partnership (with a copy to the General Partner) by the Limited Partner who is exercising the Redemption Right (the "Redeeming Partner"); provided, however, that the Partnership shall not be obligated to satisfy such Redemption Right if the General Partner elects to purchase the Partnership Units subject to the Notice of Redemption pursuant to Section 8.05(b); and provided, further, that no Limited Partner may deliver more than two Notices of Redemption during each calendar year. A Limited Partner may not exercise the Redemption Right for less than 1,000 Partnership Units or, if such Limited Partner holds less than 1,000 Partnership Units, all of the Partnership Units held by such Partner. The Redeeming Partner shall have no right, with respect to any Partnership Units so redeemed, to receive any distribution paid with respect to Partnership Units if the record date for such distribution is on or after the Specified Redemption Date.

                        (b) Notwithstanding the provisions of Section 8.05(a), a Limited Partner that exercises the Redemption Right shall be deemed to have offered to sell the Partnership Units described in the Notice of Redemption to the General Partner, and the General Partner may, in its sole and absolute discretion but subject to the last sentence of this subsection (b), elect to purchase directly and acquire such Partnership Units by paying to the Redeeming Partner either the Cash Amount or the REIT Shares Amount, as elected by the General Partner (in its sole and absolute discretion), on the Specified Redemption Date, whereupon the General Partner shall acquire the Partnership Units offered for redemption by the Redeeming Partner and shall be treated for all purposes of this Agreement as the owner of such Partnership Units. If the General Partner shall elect to exercise its right to purchase Partnership Units under this Section 8.05(b) with respect to a Notice of Redemption, it shall so notify the Redeeming Partner within five Business Days after the receipt by the General Partner of such Notice of Redemption. Such notice shall indicate whether the General Partner will pay the Cash Amount or the REIT Shares Amount. Unless the General Partner (in its sole and absolute discretion) shall exercise its right to purchase Partnership Units from the Redeeming Partner pursuant to this
Section 8.05(b), the General Partner shall not have any obligation to the Redeeming Partner or the Partnership with respect to the Redeeming Partner's exercise of the Redemption Right. In the event the General Partner shall exercise its right to purchase Partnership Units with respect to the exercise of a Redemption Right in the manner described in the first sentence of this Section 8.05(b), the Partnership shall have no obligation to pay any amount to the Redeeming Partner with respect to such Redeeming Partner's exercise of such Redemption Right, and each of the Redeeming Partner, the Partnership, and the General Partner shall treat the transaction between the General Partner and the Redeeming Partner for federal income tax purposes as a sale of the Redeeming Partner's Partnership Units to the General Partner. Each Redeeming Partner agrees to execute such documents as the Partnership may reasonably require in connection with the issuance of REIT Shares upon exercise of the Redemption Right. If Section 5.05 hereof shall prevent the Partnership from satisfying, in whole or in part, any exercise of the Redemption Right by a Redeeming Partner, then the Company (whether or not it is then the General Partner) shall be deemed to have elected pursuant to this Section 8.05(b) to purchase, and hereby agrees to purchase, directly from such Redeeming Partner, such number of Partnership Units as the Partnership is unable to redeem due to the operation of Section 5.05.

                        (c) Notwithstanding the provisions of Section 8.05(a) and 8.05(b), a Limited Partner shall not be entitled to exercise the Redemption Right if the delivery of REIT Shares to such Partner on the Specified Redemption Date by the Company pursuant to Section 8.05(b) (regardless of whether or not the Company would in fact exercise its rights under Section 8.05(b)) would (i) result in REIT Shares being owned by fewer than 100 persons (determined without reference to any rules of attribution), (ii) result in the Company being "closely held" within the meaning of Section 856(h) of the Code, (iii) cause the Company to own, directly or constructively, 10% or more of the ownership interests in a tenant of the Company's, the Partnership's or a Subsidiary's real property, within the meaning of Section 856(d)(2)(B) of the Code, (iv) in the good faith opinion of the Board of Directors of the Company, otherwise disqualify the Company as a REIT, or (v) in the opinion of counsel for the Company, constitute or result in a violation of Section 5 of the Securities Act of 1933, as amended (the "Securities Act"), or cause the acquisition of REIT Shares by such Partner to be "integrated" with any other distribution of REIT Shares for purposes of complying with the registration provisions of the Securities Act. The Company, in its sole and absolute discretion, may waive the restriction on redemption set forth in this Section 8.05(c); provided, however, that in the event such restriction is waived, the Redeeming Partner shall be paid the Cash Amount.

                        (d) Any Cash Amount to be paid to a Redeeming Partner pursuant to this Section 8.05 shall be paid within 20 Business Days after the initial date of receipt by the General Partner of the Notice of Redemption relating to the Partnership Units to be redeemed; provided, however, that such 20-Business Day period may be extended for up to an additional 180-day period to the extent required for the Company to issue and sell securities the proceeds of which will be contributed to the Partnership to provide cash for payment of the Cash Amount. Notwithstanding the foregoing, the General Partner agrees to use its best efforts to cause the closing of the acquisition of redeemed Partnership Units hereunder to occur as quickly as reasonably possible.

                        (e) Notwithstanding any other provision of this Agreement, the General Partner may place appropriate restrictions on the ability of the Limited Partners to exercise their Redemption Rights as and if deemed necessary to ensure that the Partnership does not constitute a "publicly traded partnership" under section 7704 of the Code. If and when the General Partner determines that imposing such restrictions is necessary, the General Partner shall give prompt written notice thereof (a "Restriction Notice") to each of the Limited Partners, which notice shall be accompanied by a copy of an opinion of counsel to the Partnership which states that, in the opinion of such counsel, such restrictions are necessary in order to avoid the Partnership being treated as a "publicly traded partnership" under Section 7704 of the Code.

                        (f) The Conversion Factor shall be adjusted from time to time as follows:

                                    (i)  In  the  event  that  the  Company  (A)
                        declares or pays a dividend on its outstanding REIT Shares in REIT Shares or makes a distribution to all holders of its outstanding REIT Shares in REIT Shares,
                        (B) subdivides its outstanding REIT Shares, or (C) combines its outstanding REIT Shares into a smaller number of REIT Shares, the Conversion Factor shall be adjusted by multiplying the Conversion Factor by a fraction, the numerator of which shall be the number of REIT Shares issued and outstanding on the record date for such dividend, distribution, subdivision or combination (assuming for such purposes that such dividend, distribution, subdivision or combination has occurred as of such time), and the denominator of which shall be the actual number of REIT Shares (determined without the above assumption) issued and outstanding on such date.
                                    (ii) In the event that the Company  declares
                        or pays a dividend or other distribution on its outstanding REIT Shares (other than (a) ordinary cash dividends or (b) dividends payable in REIT Shares that give rise to an adjustment in the Conversion Factor under subsection (i) hereof) and the Value of the REIT Shares on the 20th trading day following the record date ("Record Date") for such dividend or distribution (the "Post-Distribution Value") is less than the Value of the REIT Shares on the Business Day immediately preceding such Record Date (the "Pre-Distribution Value"), then the Conversion Factor in effect after the Record Date shall be adjusted by multiplying the Conversion Factor in effect prior to the Record Date by a fraction, the numerator of which is the Pre-Distribution Value and the denominator of which is the Post-Distribution Value, provided, however, that no adjustment shall be made if
                        (a) with respect to any cash dividend or distribution with respect to REIT shares, the Partnership distributes with respect to each Partnership Unit an amount equal to the amount of such dividend or distribution multiplied by the Conversion Factor or (b) with respect to any dividend or distribution of securities or property other than cash, the Partnership distributes with respect to each Partnership Unit an amount of securities or other property equal to the amount distributed with respect to each REIT share multiplied by the Conversion Ratio or a partnership interest or other security readily convertible into such securities or other property.

                                    (iii)  Any   adjustment  to  the  Conversion
                        Factor shall become effective immediately after the effective date of any of the events described in subsections (i) and (ii), retroactive to the record date, if any, for such event, provided, however, that if the Partnership receives a Notice of Redemption after the record date, but prior to the payment date or effective date, of any dividend, distribution, subdivision or combination referred to in subsection (i) or (ii), the Conversion Factor shall be determined as if the Company had received the Notice of Exchange immediately prior to the record date for such dividend, distribution, subdivision or combination.

                                    (iv)  If  the   rights   (the   "Shareholder
                        Rights") governed by the Rights Agreement, dated as of January 27, 1998 (the "Rights Agreement"), by and between the General Partner and ChaseMellon Shareholder Services L.L.C., are issued and exercised, the Conversion Factor shall be equitably adjusted to take into account the resulting dilution in the REIT Shares, provided, however, that the Conversion Factor shall not be adjusted with respect to any Partnership Units held by any person to which the provisions of Section 7(e) of the Rights Agreement apply or would apply if such person were a holder of Shareholder Rights.

            8.06.00 NYSE Listing and Securities Act Registration of REIT Shares. In the event that the General Partner elects to acquire a Redeeming Partner's Partnership Units by paying to such Partner the REIT Shares Amount, the REIT Shares issued to the Redeeming Partner if and to the extent provided in such Redeeming Partner's Registration Rights Agreement (a) registered under the Securities Act and/or entitled to rights to Securities Act registration and (b) listed on the NYSE.

                                   ARTICLE IX
                   TRANSFERS OF LIMITED PARTNERSHIP INTERESTS

            9.01.00  Purchase for Investment.

                        (a) Each Limited Partner hereby represents and warrants to the General Partner and to the Partnership that the acquisition of his Partnership Interest is made as a principal for his account for investment purposes only and not with a view to the resale or distribution of such Partnership Interest.

                        (b) Each Limited Partner agrees that he will not sell, assign or otherwise transfer his Partnership Interest or any fraction thereof, whether voluntarily or by operation of law or at judicial sale or otherwise, to any Person who does not make the representations and warranties to the General Partner set forth in Section 9.01(a) above and similarly agree not to sell, assign or transfer such Partnership Interest or fraction thereof to any Person who does not similarly represent, warrant and agree.

            9.02.00  Restrictions on Transfer of Limited Partnership Interests.

                        (a) Except as otherwise provided in this Article IX, no Limited Partner may offer, sell, assign, hypothecate, pledge or otherwise transfer his Limited Partnership Interest, in whole or in part, whether voluntarily or by operation of law or at judicial sale or otherwise (collectively, a "Transfer") without the written consent of the General Partner, which consent may be withheld in the sole and absolute discretion of the General Partner. The General Partner may require, as a condition of any Transfer, that the transferor assume all costs incurred by the Partnership in connection therewith.

                        (b) No Limited Partner may effect a Transfer of its Limited Partnership Interest, in whole or in part, if, in the opinion of legal counsel for the Partnership, such proposed Transfer would require the registration of the Limited Partnership Interest under the Securities Act or would otherwise violate any applicable federal or state securities or blue sky law (including investment suitability standards).

                        (c) No Transfer by a Limited Partner of its Partnership Units, in whole or in part, may be made to any Person if (i) in the opinion of counsel for the Partnership, the Transfer would result in the Partnership's being treated as an association taxable as a corporation (other than a qualified REIT subsidiary within the meaning of Section 856(i) of the Code), (ii) in the opinion of counsel for the Partnership, the Transfer would adversely affect the ability of the Company to continue to qualify as a REIT or subject the Company to any additional taxes under Section 857 or Section 4981 of the Code, or (iii) such Transfer is effectuated through an "established securities market" or a "secondary market (or the substantial equivalent thereof)" within the meaning of
Section 7704 of the Code.

                        (d) No transfer of any Partnership Units may be made to a lender to the Partnership or any Person who is related (within the meaning of Regulations Section 1.752-4(b)) to any lender to the Partnership whose loan constitutes a nonrecourse liability (within the meaning of Regulations Section 1.752-1(a)(2)), without the consent of the General Partner, which may be withheld in its sole and absolute discretion, provided that as a condition to such consent the lender will be required to enter into an arrangement with the Partnership and the General Partner to exchange or redeem for the Cash Amount any Partnership Units in which a security interest is held simultaneously with the time at which such lender would be deemed to be a partner in the Partnership for purposes of allocating liabilities to such lender under Section 752 of the Code.

                        (e) Section 9.02(a) shall not apply to any Transfer by a Limited Partner pursuant to the exercise of its Redemption Right under Section
8.05 hereof.

                        (f)  Any  Transfer  in   contravention  of  any  of  the
provisions of this Article IX shall be void and ineffectual and shall not be binding upon, or recognized by, the Partnership.

            9.03.00  Admission of Substitute Limited Partner.

                        (a) Subject to the other provisions of this Article IX, an assignee of the Limited Partnership Interest of a Limited Partner (which shall be understood to include any purchaser, transferee, donee, or other recipient of any disposition of such Limited Partnership Interest) shall be deemed admitted as a Limited Partner of the Partnership only upon the satisfactory completion of the following:

                                    (i) The  assignee  shall have  accepted  and
                        agreed to be bound by the terms and provisions of this Agreement by executing a counterpart or an amendment thereof, including a revised Exhibit A, and such other documents or instruments as the General Partner may require in order to effect the admission of such Person as a Limited Partner.

                                    (ii)  To the  extent  required,  an  amended
                        Certificate evidencing the admission of such Person as a Limited Partner shall have been signed, acknowledged and filed for record in accordance with the Act.

                                    (iii) The  assignee  shall have  delivered a
                        letter  containing  the   representation  set  forth  in
                        Section 9.01(a) and the agreement set forth in Section 9.01(b).

                                    (iv)  If  the  assignee  is  a  corporation,
                        partnership or trust, the assignee shall have provided the General Partner with evidence satisfactory to counsel for the Partnership of the assignee's authority to become a Limited Partner under the terms and provisions of this Agreement.

                                    (v) The assignee shall have executed a power
                        of attorney containing the terms and provisions set forth in Section 8.02.

                                    (vi)  The  assignee   shall  have  paid  all
                        reasonable legal fees of the Partnership and the General Partner and filing and publication costs in connection with its substitution as a Limited Partner.

                                    (vii) The  assignee  has  obtained the prior
                        written consent of the General Partner to its admission as a Substitute Limited Partner, which consent may be given or denied in the exercise of the General Partner's sole and absolute discretion.

                        (b) For the purpose of allocating Profits and Losses and distributing cash received by the Partnership, a Substitute Limited Partner shall be treated as having become, and appearing in the records of the Partnership as, a Partner upon the filing of the Certificate described in
Section 9.03(a)(ii) or, if no such filing is required, the later of the date specified in the transfer documents or the date on which the General Partner has received all necessary instruments of transfer and substitution.

                        (c) The General Partner shall cooperate with the Person seeking to become a Substitute Limited Partner by preparing the documentation required by this Section and making all official filings and publications. The Partnership shall take all such action as promptly as practicable after the satisfaction of the conditions in this Article IX to the admission of such Person as a Limited Partner of the Partnership.

            9.04.00  Rights of Assignees of Partnership Interests.

                        (a) Subject to the provisions of Sections 9.01 and 9.02, except as required by operation of law, the Partnership shall not be obligated for any purposes whatsoever to recognize the assignment by any Limited Partner of its Partnership Interest until the Partnership has received notice thereof.

                        (b) Any Person who is the assignee of all or any portion of a Limited Partner's Limited Partnership Interest, but does not become a Substitute Limited Partner and desires to make a further assignment of such Limited Partnership Interest, shall be subject to all the provisions of this
Article IX to the same extent and in the same manner as any Limited Partner desiring to make an assignment of its Limited Partnership Interest.

                        (c) The General Partner shall have the right, in its sole and absolute discretion, to redeem the Limited Partnership Interest assigned by any Limited Partner (an "Assigning Limited Partner") to any person who does not, within 20 business days following the date of such assignment, become a Substitute Limited Partner (an "Assignee"). In such case, the Assigning Limited Partner and the Assignee shall be deemed to have tendered irrevocably to the General Partner a Notice of Redemption with respect to all of the Limited Partnership Interest assigned.

            9.05.00 Effect of Bankruptcy, Death, Incompetence or Termination of a Limited Partner. The occurrence of an Event of Bankruptcy as to a Limited Partner, the death of a Limited Partner or a final adjudication that a Limited Partner is incompetent (which term shall include, but not be limited to, insanity) shall not cause the termination or dissolution of the Partnership, and the business of the Partnership shall continue if an order for relief in a bankruptcy proceeding is entered against a Limited Partner, the trustee or receiver of his estate or, if he dies, his executor, administrator or trustee, or, if he is finally adjudicated incompetent, his committee, guardian or conservator, shall have the rights of such Limited Partner for the purpose of settling or managing his estate property and such power as the bankrupt, deceased or incompetent Limited Partner possessed to assign all or any part of his Partnership Interest and to join with the assignee in satisfying conditions precedent to the admission of the assignee as a Substitute Limited Partner.

            9.06.00 Joint Ownership of Interests. A Partnership Interest may be acquired by two individuals as joint tenants with right of survivorship, provided that such individuals either are married or are related and share the same home as tenants in common. The written consent or vote of both owners of any such jointly held Partnership Interest shall be required to constitute the action of the owners of such Partnership Interest; provided, however, that the written consent of only one joint owner will be required if the Partnership has been provided with evidence satisfactory to the counsel for the Partnership that the actions of a single joint owner can bind both owners under the applicable laws of the state of residence of such joint owners. Upon the death of one owner of a Partnership Interest held in a joint tenancy with a right of survivorship, the Partnership Interest shall become owned solely by the survivor as a Limited Partner and not as an assignee. The Partnership need not recognize the death of one of the owners of a jointly-held Partnership Interest until it shall have received notice of such death. Upon notice to the General Partner from either owner, the General Partner shall cause the Partnership Interest to be divided into two equal Partnership Interests, which shall thereafter be owned separately by each of the former owners.

                                    ARTICLE X
                   BOOKS AND RECORDS; ACCOUNTING; TAX MATTERS

            10.01.00 Books and Records. At all times during the continuance of the Partnership, the General Partner shall keep or cause to be kept at the Partnership's specified office true and complete books of account in accordance with generally accepted accounting principles, including: (a) a current list of the full name and last known business address of each Partner, (b) a copy of the Certificate of Limited Partnership and all certificates of amendment thereto,
(c) copies of the Partnership's federal, state and local income tax returns and reports, (d) copies of the Agreement and any financial statements of the Partnership for the three most recent years and (e) all documents and information required under the Act. Any Partner or its duly authorized representative, upon paying the costs of collection, duplication and mailing, shall be entitled to inspect or copy such records during ordinary business hours.

            10.02.00  Custody of Partnership Funds; Bank Accounts.

                        (a) All funds of the Partnership not otherwise invested shall be deposited in one or more accounts maintained in such banking or brokerage institutions as the General Partner shall determine, and withdrawals shall be made only on such signature or signatures as the General Partner may, from time to time, determine.


                        (b) All deposits and other funds not needed in the operation of the business of the Partnership may be invested by the General Partner in investment grade instruments (or investment companies whose portfolio consists primarily thereof), government obligations, certificates of deposit, bankers' acceptances and municipal notes and bonds. The funds of the Partnership shall not be commingled with the funds of any other Person except for such commingling as may necessarily result from an investment in those investment companies permitted by this Section 10.02(b).

            10.03.00 Fiscal and Taxable Year. The fiscal and taxable year of the Partnership shall be the calendar year.

            10.04.00 Annual Tax Information and Report. Within 75 days after the end of each fiscal year of the Partnership, the General Partner shall furnish to each person who was a Limited Partner at any time during such year the tax information necessary to file such Limited Partner's individual tax returns as shall be reasonably required by law.

            10.05.00 Tax Matters Partner; Tax Elections; Special Basis Adjustments.

                        (a) The General Partner shall be the Tax Matters Partner of the Partnership within the meaning of Section 6231(a)(7) of the Code. As Tax Matters Partner, the General Partner shall have the right and obligation to take all actions authorized and required, respectively, by the Code for the Tax Matters Partner. The General Partner shall have the right to retain professional assistance in respect of any audit of the Partnership by the Service and all out-of-pocket expenses and fees incurred by the General Partner on behalf of the Partnership as Tax Matters Partner shall constitute Partnership expenses. In the event the General Partner receives notice of a final Partnership adjustment under Section 6223(a)(2) of the Code, the General Partner shall either (i) file a court petition for judicial review of such final adjustment within the period provided under Section 6226(a) of the Code, a copy of which petition shall be mailed to all Limited Partners on the date such petition is filed, or (ii) mail a written notice to all Limited Partners, within such period, that describes the General Partner's reasons for determining not to file such a petition.

                        (b) All elections required or permitted to be made by the Partnership under the Code or any applicable state or local tax law shall be made by the General Partner in its sole and absolute discretion.

                        (c) In the event of a transfer of all or any part of the Partnership Interest of any Partner, the Partnership, at the option of the General Partner, may elect pursuant to Section 754 of the Code to adjust the basis of the Properties. Notwithstanding anything contained in Article V of this Agreement, any adjustments made pursuant to Section 754 shall affect only the successor in interest to the transferring Partner and in no event shall be taken into account in establishing, maintaining or computing Capital Accounts for the other Partners for any purpose under this Agreement. Each Partner will furnish the Partnership with all information necessary to give effect to such election.

            10.06.00  Reports to Limited Partners.

                        (a) As soon as practicable after the close of each fiscal quarter (other than the last quarter of the fiscal year), the General Partner shall cause to be mailed to each Limited Partner a quarterly report containing financial statements of the Partnership, or of the Company if such statements are prepared solely on a consolidated basis with the Company, for such fiscal quarter, presented in accordance with generally accepted accounting principles. As soon as practicable after the close of each fiscal year, the

General Partner shall cause to be mailed to each Limited Partner an annual report containing financial statements of the Partnership, or of the Company if such statements are prepared solely on a consolidated basis with the Company, for such fiscal year, presented in accordance with generally accepted accounting principles. The annual financial statements shall be audited by accountants selected by the General Partner.

                        (b) Any Partner shall further have the right to a private audit of the books and records of the Partnership, provided such audit is made for Partnership purposes, at the expense of the Partner desiring it and is made during normal business hours.

                                   ARTICLE XI
                     AMENDMENT OF AGREEMENT; MERGER; NOTICE

            11.01.00 Amendment of Agreement; Merger. The General Partner's consent shall be required for any amendment to the Agreement or any merger, consolidation or combination of the Partnership. The General Partner, without the consent of the Limited Partners, may amend this Agreement in any respect or cause the Partnership to merge, consolidate or combine with or into any other partnership, limited partnership, limited liability company or corporation as contemplated in Section 7.01(c) or (d) hereof; provided, however, that the following amendments and any other such merger, consolidation or combination of the Partnership (a "Merger") shall require the consent of Limited Partners (other than the Company or any Subsidiary of the Company) holding more than 50% of the Percentage Interests of the Limited Partners (other than the Company or any Subsidiary of the Company):

                        (a)  any  amendment   affecting  the  operation  of  the
Conversion Factor or the Redemption Right (except as provided in Sections 7.01(c) or 8.05(e)) in a manner adverse to the Limited Partners;


                        (b) any amendment that would adversely affect the rights of the Limited Partners to receive the distributions payable to them hereunder, other than with respect to the issuance of additional Partnership Units pursuant to Section 4.02;

                        (c) any amendment that would alter the Partnership's allocations of Profit and Loss to the Limited Partners, other than with respect to the issuance of additional Partnership Units pursuant to Section 4.02; or

                        (d) any amendment to this Article XI.

                        The consent of each Limited Partner shall be required for any amendment that would impose on the Limited Partners any obligation to make additional Capital Contributions to the Partnership.

            11.02.00 Notice to Limited Partners. The General Partner shall notify the Limited Partners of the substance of any amendment or Merger requiring the consent of the Limited Partners pursuant to Section 11.01 at least 20 business days prior to the effective date of such amendment or Merger.

                                   ARTICLE XII
                               GENERAL PROVISIONS

            12.01.00 Notices. All communications required or permitted under this Agreement shall be in writing and shall be deemed to have been given when delivered personally or upon deposit in the United States mail, registered, postage prepaid return receipt requested, to the Partners at the addresses set forth in Exhibit A attached hereto; provided, however, that any Partner may specify a different address by notifying the General Partner in writing of such different address. Notices to the Partnership shall be delivered at or mailed to its specified office.

            12.02.00 Survival of Rights. Subject to the provisions hereof limiting transfers, this Agreement shall be binding upon and inure to the benefit of the Partners and the Partnership and their respective legal representatives, successors, transferees and assigns.

            12.03.00 Additional Documents. Each Partner agrees to perform all further acts and execute, swear to, acknowledge and deliver all further documents which may be reasonable, necessary, appropriate or desirable to carry out the provisions of this Agreement or the Act.

            12.04.00  Severability.  If any provision of this Agreement shall be declared illegal, invalid, or unenforceable in any jurisdiction, then such provision shall be deemed to be severable from this Agreement (to the extent permitted by law) and in any event such illegality, invalidity or unenforceability shall not affect the remainder hereof.

            12.05.00 Entire Agreement. This Agreement and exhibits attached hereto constitute the entire Agreement of the Partners and supersede all prior written agreements and prior and contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof.

            12.06.00 Rules of Construction. When the context in which words are used in the Agreement indicates that such is the intent, words in the singular number shall include the plural and the masculine gender shall include the neuter or female gender as the context may require. Unless the context otherwise indicates, references to particular Articles and Sections are references to Articles and Sections of this Agreement.

            12.07.00  Headings.   The  Article  headings  or  sections  in  this
Agreement are for convenience only and shall not be used in construing the scope of this Agreement or any particular Article.

            12.08.00 Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed to be an original copy and all of which together shall constitute one and the same instrument binding on all parties hereto, notwithstanding that all parties shall not have signed the same counterpart.

            12.09.00 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia.

            IN WITNESS WHEREOF, the parties hereto have hereunder affixed their signatures to this Third Amended and Restated Agreement of Limited Partnership, all as of the ____ day of _____________, 1998.

                                GENERAL PARTNER:


                                UNITED DOMINION REALTY TRUST, INC.


                                By:
                                Name:  Katheryn E. Surface
                                Title:  Senior Vice President


                                LIMITED PARTNERS:


                                UDRT OF NORTH CAROLINA, L.L.C.

                                By:     United Dominion Realty Trust, Inc.,
                                        sole managing member


                                By:
                                Name:  Katheryn E. Surface
                                Title:  Senior Vice President


                               [Additional limited partners on following pages.]

Signature page to Third Amended and Restated Agreement of Limited Partnership, dated _______________, 199__.

            The Partnership and American Apartment Communities Operating Partnership, L.P., AAC Management LLC, Schnitzer Investment Corp. and American Apartment Communities III, L.P. (the "AAC Limited Partners") agree that notwithstanding the proviso to the first sentence of Section 8.05(a) hereof (i) the AAC Limited Partners shall be entitled to exercise their Redemption Rights as provided in Section 5(c)(ii) and (iii) of the Partnership Interest Purchase and Exchange Agreement, dated as of September 10, 1998, among the AAC Limited Partners, the Partnership and the General Partner, among others, and (ii) the Redemption Rights of the AAC Limited Partners shall be modified as set forth in
Section 3.1(b) of the Investment Agreement, dated as of September 10, 1998, among the General Partner, the Partnership and the AAC Limited Partners, among others. The Partnership, the General Partner and the AAC Limited Partners agree that the foregoing modifications shall be deemed to be an amendment to this Agreement binding upon each of them.

                                GENERAL PARTNER:


                                UNITED DOMINION REALTY TRUST, INC.

                                By:
                                Name:  Katheryn E. Surface
                                Title:  Senior Vice President

            IN WITNESS WHEREOF, the parties hereto have hereunder affixed their signatures to this Third Amended and Restated Agreement of Limited Partnership, all as of the ____ day of _____________, 1998.

            The Partnership and American Apartment Communities Operating Partnership, L.P., AAC Management LLC, Schnitzer Investment Corp. and American Apartment Communities III, L.P. (the "AAC Limited Partners") agree that notwithstanding the proviso to the first sentence of Section 8.05(a) hereof (i) the AAC Limited Partners shall be entitled to exercise their Redemption Rights as provided in Section 5(c)(ii) and (iii) of the Partnership Interest Purchase and Exchange Agreement, dated as of September 10, 1998, among the AAC Limited Partners, the Partnership and the General Partner, among others, and (ii) the Redemption Rights of the AAC Limited Partners shall be modified as set forth in
Section 3.1(b) of the Investment Agreement, dated as of September 10, 1998, among the General Partner, the Partnership and the AAC Limited Partners, among others. The Partnership, the General Partner and the AAC Limited Partners agree that the foregoing modifications shall be deemed to be an amendment to this Agreement binding upon each of them.

                                LIMITED PARTNER:


                                AMERICAN APARTMENT COMMUNITIES
                                OPERATING PARTNERSHIP, L.P.,
                                a Delaware limited partnership

                                By: American Apartment Communities, Inc., its General Partner


                                By:
                                Name:  George R. Nickerson
                                Title:  Vice President



Number of Units            :
Date Issued                :
SSN or EIN                 :  94-3203276

Address                    :  615 Front Street
                              San Francisco, CA  94111

            IN WITNESS WHEREOF, the parties hereto have hereunder affixed their signatures to this Third Amended and Restated Agreement of Limited Partnership, all as of the ____ day of _____________, 1998.

            The Partnership and American Apartment Communities Operating Partnership, L.P., AAC Management LLC, Schnitzer Investment Corp. and American Apartment Communities III, L.P. (the "AAC Limited Partners") agree that notwithstanding the proviso to the first sentence of Section 8.05(a) hereof (i) the AAC Limited Partners shall be entitled to exercise their Redemption Rights as provided in Section 5(c)(ii) and (iii) of the Partnership Interest Purchase and Exchange Agreement, dated as of September 10, 1998, among the AAC Limited Partners, the Partnership and the General Partner, among others, and (ii) the Redemption Rights of the AAC Limited Partners shall be modified as set forth in
Section 3.1(b) of the Investment Agreement, dated as of September 10, 1998, among the General Partner, the Partnership and the AAC Limited Partners, among others. The Partnership, the General Partner and the AAC Limited Partners agree that the foregoing modifications shall be deemed to be an amendment to this Agreement binding upon each of them.

                                LIMITED PARTNER:


                                AAC MANAGEMENT LLC, a Delaware
                                limited liability company


                                By:
                                Name:  George R. Nickerson
                                Title: Secretary



Number of Units            :
Date Issued                :
SSN or EIN                 :  94-3239757

Address                    :  615 Front Street
                              San Francisco, CA  94111

            IN WITNESS WHEREOF, the parties hereto have hereunder affixed their signatures to this Third Amended and Restated Agreement of Limited Partnership, all as of the ____ day of _____________, 1998.

            The Partnership and American Apartment Communities Operating Partnership, L.P., AAC Management LLC, Schnitzer Investment Corp. and American Apartment Communities III, L.P. (the "AAC Limited Partners") agree that notwithstanding the proviso to the first sentence of Section 8.05(a) hereof (i) the AAC Limited Partners shall be entitled to exercise their Redemption Rights as provided in Section 5(c)(ii) and (iii) of the Partnership Interest Purchase and Exchange Agreement, dated as of September 10, 1998, among the AAC Limited Partners, the Partnership and the General Partner, among others, and (ii) the Redemption Rights of the AAC Limited Partners shall be modified as set forth in
Section 3.1(b) of the Investment Agreement, dated as of September 10, 1998, among the General Partner, the Partnership and the AAC Limited Partners, among others. The Partnership, the General Partner and the AAC Limited Partners agree that the foregoing modifications shall be deemed to be an amendment to this Agreement binding upon each of them.

                                 LIMITED PARTNER:


                                 SCHNITZER INVESTMENT CORP.,
                                 an Oregon corporation


                                 By:
                                 Name:
                                 Title:



Number of Units              :
Date Issued                  :
SSN or EIN                   :

Address:    3200 Northwest Yeon Avenue
                        Portland, Or 97210

            IN WITNESS WHEREOF, the parties hereto have hereunder affixed their signatures to this Third Amended and Restated Agreement of Limited Partnership, all as of the ____ day of _____________, 1998.

            The Partnership and American Apartment Communities Operating Partnership, L.P., AAC Management LLC, Schnitzer Investment Corp. and American Apartment Communities III, L.P. (the "AAC Limited Partners") agree that notwithstanding the proviso to the first sentence of Section 8.05(a) hereof (i) the AAC Limited Partners shall be entitled to exercise their Redemption Rights as provided in Section 5(c)(ii) and (iii) of the Partnership Interest Purchase and Exchange Agreement, dated as of September 10, 1998, among the AAC Limited Partners, the Partnership and the General Partner, among others, and (ii) the Redemption Rights of the AAC Limited Partners shall be modified as set forth in
Section 3.1(b) of the Investment Agreement, dated as of September 10, 1998, among the General Partner, the Partnership and the AAC Limited Partners, among others. The Partnership, the General Partner and the AAC Limited Partners agree that the foregoing modifications shall be deemed to be an amendment to this Agreement binding upon each of them.

                                LIMITED PARTNER:


                                AMERICAN APARTMENT COMMUNITIES III,
                                L.P., a Delaware limited partnership

                                By: American Apartment Communities III, Inc., its General Partner


                                By:
                                Name:  George R. Nickerson
                                Title:  Vice President



Number of Units            :
Date Issued                :
SSN or EIN                 :  94-3288870

Address                    :  615 Front Street
                              San Francisco, CA  94111

            IN WITNESS WHEREOF, the parties hereto have hereunder affixed their signatures to this Third Amended and Restated Agreement of Limited Partnership, all as of the ____ day of _____________, 1998.

            The Partnership and American Apartment Communities Operating Partnership, L.P., AAC Management LLC, Schnitzer Investment Corp. and American Apartment Communities III, L.P. (the "AAC Limited Partners") agree that notwithstanding the proviso to the first sentence of Section 8.05(a) hereof (i) the AAC Limited Partners shall be entitled to exercise their Redemption Rights as provided in Section 5(c)(ii) and (iii) of the Partnership Interest Purchase and Exchange Agreement, dated as of September 10, 1998, among the AAC Limited Partners, the Partnership and the General Partner, among others, and (ii) the Redemption Rights of the AAC Limited Partners shall be modified as set forth in
Section 3.1(b) of the Investment Agreement, dated as of September 10, 1998, among the General Partner, the Partnership and the AAC Limited Partners, among others. The Partnership, the General Partner and the AAC Limited Partners agree that the foregoing modifications shall be deemed to be an amendment to this Agreement binding upon each of them.

                                LIMITED PARTNER:

                                UNITED DOMINION REALTY TRUST, INC.,
                                Attorney-in-fact for the other Limited
                                Partners listed on Exhibit A to the Agreement


                                By:
                                Name:  Katheryn E. Surface
                                Title:  Vice President

                                    EXHIBIT A



                                                                    Agreed Value
                                                                    of
Partner                                  Cash                       Non-Cash              Partnership              Percentage
and Address                              Contribution               Contribution          Units                    Interest
-----------                             -------------               ------------          ------------             ----------
General Partner:

United Dominion Realty Trust, Inc.
10 South Sixth Street, Suite 203
Richmond, Virginia 23219

Limited Partners:
UDRT of North Carolina, L.L.C.
c/o United Dominion Realty Trust, Inc.
10 South Sixth Street, Suite 203
Richmond, Virginia 23219

[UPDATE TO COME
 FROM UDRT]

                                                                       EXHIBIT B


                     NOTICE OF EXERCISE OF REDEMPTION RIGHT

            In accordance with Section 8.05 of the Third Amended and Restated Agreement of Limited Partnership (the "Agreement") of United Dominion Realty, L.P., the undersigned hereby irrevocably (i) presents for redemption ________ Partnership Units in United Dominion Realty, L.P. in accordance with the terms of the Agreement and the Redemption Right referred to in Section 8.05 thereof,
(ii) surrenders such Partnership Units and all right, title and interest therein, and (iii) directs that the Cash Amount or REIT Shares Amount (as defined in the Agreement) as determined by the General Partner deliverable upon exercise of the Redemption Right be delivered to the address specified below, and if REIT Shares (as defined in the Agreement) are to be delivered, such REIT Shares be registered or placed in the name(s) and at the address(es) specified below.


Dated:________ __, _____

 Name of Limited Partner:


                                          ------------------------------
                                          (Signature of Limited Partner)


                                          ------------------------------
                                          (Mailing Address)

                                          ------------------------------
                                          (City)    (State)   (Zip Code)

                                          Signature Guaranteed by:



                                          ------------------------------


If REIT Shares are to be issued, issue to:

Please insert social security or identifying number:

Name: